   As filed with the Securities and Exchange Commission on March 4, 1998
                                        Securities Act Registration No. 33-22363
                                Investment Company Act Registration No. 811-5594
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------

                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [_]
                          PRE-EFFECTIVE AMENDMENT NO.                        [_]
                                                                             [X]
                      POST-EFFECTIVE AMENDMENT NO. 16
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [_]
                                                                             [X]
                             AMENDMENT NO. 18
                        (Check appropriate box or boxes)

                                  -----------

                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE

                            100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7530

                               S. JANE ROSE, ESQ.
                              GATEWAY CENTER THREE

                            100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   AS SOON AS PRACTICABLE AFTER THE EFFECTIVE
                      DATE OF THE REGISTRATION STATEMENT.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                      [X] immediately upon filing pursuant to paragraph (b)

                      [_] on (date) pursuant to paragraph (b)
                      [_] 60 days after filing pursuant to paragraph (a)(1)
                      [_] on (date) pursuant to paragraph (a)(1)
                      [_] 75 days after filing pursuant to paragraph (a)(2)
                      [_] on (date) pursuant to paragraph (a)(2) of rule
                       485.If appropriate, check the following box:
                      [_] this post-effective amendment designates a new
                       effective date for a previously filed post-effective amendment

  Title of Securities Being Registered .. Shares of Common Stock (Par Value $.01 per share)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)

N-1A ITEM NO.                             LOCATION
-------------                             --------
PART A
Item  1.  Cover Page....................  Cover Page
Item  2.  Synopsis......................  Fund Expenses; Fund Highlights
Item  3.  Condensed Financial Informa-    Fund Expenses; Financial Highlights;
 tion...................................  How the Fund Calculates Performance
Item  4.  General Description of Regis-   Cover Page; Fund Highlights; How the
 trant..................................  Fund Invests; General Information
Item  5.  Management of the Fund........  Financial Highlights; How the Fund is
                                          Managed; General Information;
                                          Shareholder Guide
Item  5A. Management's Discus-
 sion of Fund Performance...............  Financial Highlights
Item  6.  Capital Stock and Other Secu-   Taxes, Dividends and Distributions;
 rities.................................  General Information; Shareholder Guide
Item  7.  Purchase of Securities Being    Shareholder Guide; How the Fund Values
 Offered................................  its Shares; How the Fund is Managed
Item  8.  Redemption or Repurchase......  Shareholder Guide; How the Fund Values
                                          its Shares; General Information
Item  9.  Pending Legal Proceedings.....  Not Applicable

PART B

Item 10.  Cover Page....................  Cover Page
Item 11.  Table of Contents.............  Table of Contents
Item 12.  General Information and Histo-
 ry.....................................  General Information
Item 13.  Investment Objectives and Pol-  Investment Objective and Policies;
 icies..................................  Investment Restrictions
Item 14.  Management of the Fund........  Directors and Officers; Manager;
                                          Distributor
Item 15.  Control Persons and Principal
 Holders of Securities..................  Not Applicable
Item 16.  Investment Advisory and Other   Manager; Distributor; Custodian,
 Services...............................  Transfer and Dividend Disbursing Agent
                                          and Independent Accountants
Item 17.  Brokerage Allocation and Other
 Practices..............................  Portfolio Transactions
Item 18.  Capital Stock and Other Secu-
 rities.................................  Not Applicable
Item 19.  Purchase, Redemption and Pric-  Purchase and Redemption of Fund
 ing of Securities Being Offered........  Shares; Shareholder Investment
                                          Account; Net Asset Value
Item 20.  Tax Status....................  Taxes, Dividends and Distributions
Item 21.  Underwriters..................  Distributor
Item 22.  Calculation of Performance Da-
 ta.....................................  Performance Information
Item 23.  Financial Statements..........  Financial Statements

PART C

  Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment to the Registration Statement.

PRUDENTIAL STRUCTURED MATURITY FUND, INC.
(INCOME PORTFOLIO)


-------------------------------------------------------------------------------

PROSPECTUS DATED MARCH 4, 1998

-------------------------------------------------------------------------------

Prudential Structured Maturity Fund, Inc. (the Fund), Income Portfolio (the Portfolio), is one of two separate portfolios of an open-end, management investment company, or mutual fund. The Portfolio's investment objective is high current income consistent with the preservation of principal. The Portfolio seeks to achieve its objective primarily through structuring its portfolio by utilizing a laddered maturity strategy. The Portfolio invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Portfolio's assets. As the securities in each annual category mature or as new investments are made in the Portfolio, the proceeds will be invested to maintain the balance of investments among the six annual maturity categories. The Portfolio may also engage in various hedging and return enhancement strategies, including derivative transactions. There can be no assurance that the Portfolio's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

This Prospectus sets forth concisely the information about the Fund and the Income Portfolio that a prospective investor should know before investing and is available at the Web site of the Prudential Insurance Company of America (http://www.prudential.com). Additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated March 4, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund, at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

-------------------------------------------------------------------------------

Investors are advised to read this Prospectus and retain it for future reference.

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                FUND HIGHLIGHTS


   The following summary is intended to highlight certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.
WHAT IS PRUDENTIAL STRUCTURED MATURITY FUND, INC.?

  Prudential Structured Maturity Fund, Inc. is a mutual fund whose shares are divided into two portfolios, each of which operates as a separate fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, management investment company. Only shares of the Income Portfolio are offered through this Prospectus.

WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

  The Portfolio's investment objective is high current income consistent with the preservation of principal. It seeks to achieve this objective primarily through structuring its portfolio by utilizing a laddered maturity strategy. The Portfolio is diversified and it invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Fund's assets (laddered maturities). There can be no assurance that the Portfolio's objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" at page 8.

WHAT ARE THE PORTFOLIO'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

  The Portfolio may invest in debt securities of U.S. issuers that have securities outstanding that are rated at the time of purchase at least BBB by Standard & Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) or a similar nationally recognized statistical rating organization (NRSRO) or, if not rated, of comparable quality in the opinion of the investment adviser. In addition, the Portfolio may invest up to 10% of its total assets in securities rated below BBB by S&P or Baa by Moody's or a similar NRSRO or, if not rated, of comparable quality in the opinion of the investment adviser. These securities are commonly referred to as junk bonds. The Portfolio may invest up to 25% of its net assets in asset-backed securities and up to 30% of its net assets in collateralized mortgage obligations and real estate mortgage investment conduits. These investments may be sensitive to prepayments and interest rates. See "How the Fund Invests--Investment Objective and Policies--Asset Backed Securities--Collateralized Mortgage Obligations" at page 11. The Portfolio may also engage in various hedging and return enhancement strategies, including utilizing derivatives. See "How the Fund Invests--Hedging and Return Enhancement Strategies--Risks of Hedging and Return Enhancement Strategies" at page 14. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

WHO MANAGES THE PORTFOLIO?

  Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of
 .40 of 1% of the Portfolio's average daily net assets. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 17.

WHO DISTRIBUTES THE PORTFOLIO'S SHARES?

  Prudential Securities Incorporated (Prudential Securities or the Distributor), a major securities underwriter and securities and commodities broker, acts as the Distributor of the Portfolio's Class A, Class B, Class C and Class Z shares and is paid an annual distribution and service fee which is currently being charged at the rate of .10 of 1% of the average daily net assets of the Class A shares and .75 of 1% of the average daily net assets of each of the Class B and Class C shares.

The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed or paid for by the Fund. See "How the Fund is Managed--Distributor" at page 17.

WHAT IS THE MINIMUM INVESTMENT?

  The minimum initial investment is $1,000 for Class A and Class B shares, and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirements. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 23 and "Shareholder Guide--Shareholder Services" at page 34.

HOW DO I PURCHASE SHARES?

  You may purchase shares of the Portfolio through Prudential Securities, Pruco Securities Corporation (Prusec) or directly from the Fund, through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent or Prudential Securities plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. See "How the Fund Values its Shares" at page 19 and "Shareholder Guide--How to Buy Shares of the Fund" at page 23.

WHAT ARE MY PURCHASE ALTERNATIVES?

  The Portfolio offers four classes of shares:

  .Class A Shares: Sold with an initial sales charge of up to 3.25% of the offering price.
  .Class B Shares: Sold without an initial sales charge but are subject to a contingent deferred sales charge or CDSC (declining from 3% to zero of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within four years of purchase. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares (which are subject to lower ongoing distribution-related expenses) approximately five years after purchase.
  .Class C Shares: Sold without an initial sales charge and, for one year after purchase, are subject to a 1% CDSC on redemptions. Like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but do not convert to another class.
  .Class Z Shares:
                   Sold without either an initial sales charge or CDSC to a limited group of investors. Class Z shares are not subject to any ongoing service or distribution expenses.

  See "Shareholder Guide--Alternative Purchase Plan" at page 24.

HOW DO I SELL MY SHARES?

  You may redeem your shares at any time at the NAV next determined after Prudential Securities or the Transfer Agent receives your sell order. However, the proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares" at page 28. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about selling their Class Z shares.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

  The Portfolio expects to declare daily and pay monthly dividends of net investment income, if any, and make distributions of any net capital gains at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 20.

                                 FUND EXPENSES
                               (INCOME PORTFOLIO)


                           CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
                           --------------        --------------         --------------   --------------
SHAREHOLDER TRANSACTION
 EXPENSES+
 Maximum Sales Load Im-
  posed on Purchases (as
  a percentage of offer-
  ing price)............        3.25%                 None                   None             None
 Maximum Sales Load
  Imposed on Reinvested
  Dividends.............        None                  None                   None             None
 Maximum Deferred Sales
  Load (as a percentage
  of original purchase          None       3% during the first year,   1% on redemptions      None
  price or redemption                     decreasing by 1% annually to    made within
  proceeds, whichever is                    1% in the third year and      one year of
  lower)................                   1% in the fourth year and       purchase
                                               0% the fifth year*
 Redemption Fees........        None                  None                   None             None
 Exchange Fee...........        None                  None                   None             None
ANNUAL FUND OPERATING EX-
 PENSES
 (as a percentage of av-   CLASS A SHARES        CLASS B SHARES         CLASS C SHARES   CLASS Z SHARES
 erage net assets)         --------------        --------------         --------------   --------------
 Management Fees........        .40%                  .40%                    .40%             40%
 12b-1 Fees (After Re-
  duction)..............        .10**                 .75++                   .75++           None
 Other Expenses.........        .44                   .44                     .44             .44
                                ---                   ---                     ---             ---
 Total Fund Operating
  Expenses (After
  Reduction)............        .94%                  1.59%                  1.59%            .84%
                                ===                   ====                   ====             ===

                                             1 YEAR 3 YEARS 5 YEARS 10 YEARS
EXAMPLE                                      ------ ------- ------- -------- ---
You would pay the following expenses on a
$1,000 investment, assuming (1) 5% annual
return and (2) redemption at the end of
each time period:
 Class A...................................   $42     $61     $83     $144
 Class B...................................   $46     $60     $87     $148
 Class C...................................   $26     $50     $87     $189
 Class Z ..................................   $ 9     $27     $47     $104
You would pay the following expenses on the
 same investment assuming no redemption:
 Class A...................................   $42     $61     $83     $144
 Class B...................................   $16     $50     $87     $148
 Class C...................................   $16     $50     $87     $189
 Class Z ..................................   $ 9     $27     $47     $104

The above example is based on data for the Fund's fiscal year ended December 31, 1997. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Portfolio will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" includes operating expenses of the Portfolio, such as Directors' and professional fees, registration fees, reports to shareholders and transfer agency and custodian fees.
------------
  * Class B shares will automatically convert to Class A shares approximately five years after purchase. See "Shareholder Guide--Conversion Feature-- Class B Shares."

 ** Although the Class A Distribution and Service Plan provides that the
    Portfolio may pay a distribution fee of up to .30 of 1% per annum of the average daily net assets of the Class A shares, the Distributor has agreed to limit its distribution fees with respect to the Class A shares of the Portfolio to no more than .10 of 1% for the fiscal year ending December 31, 1998. Total Fund Operating Expenses of the Class A shares without such limitation would be 1.14%. See "How the Fund is Managed--Distributor."

  + Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Portfolio may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Portfolio rather than on a per shareholder basis. Therefore, long-term shareholders of the Portfolio may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investments in such shares. See "How the Fund is Managed-- Distributor."

 ++ Although the Class B and Class C Distribution and Service Plans provide that the Portfolio may pay a distribution fee of up to 1% per annum of the average daily net assets of the Class B and Class C shares, the Distributor has agreed to limit its distribution fees with respect to Class B and Class C shares of the Portfolio to no more than .75 of 1% of the average daily net assets of each of the Class B and Class C shares for the fiscal year ending December 31, 1998. Total Fund Operating Expenses of the Class B and Class C shares without such limitations would be 1.84% and 1.84%, respectively. See "How the Fund is Managed--Distributor."

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS A SHARES)

  The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the periods ended December 31, 1996 have been audited by Deloitte and Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class A common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                                CLASS A
                           --------------------------------------------------------------------------------------
                                                 YEARS ENDED DECEMBER 31,
                           ----------------------------------------------------------------------------------
PER SHARE OPERATING         1997     1996     1995      1994       1993      1992         1991         1990
PERFORMANCE:               -------  -------  -------  --------   --------  --------     --------     --------
Net asset value,
 beginning of period.....  $ 11.36  $ 11.63  $ 10.97  $  11.78   $  11.79  $  12.13     $  11.67     $  11.63
                           -------  -------  -------  --------   --------  --------     --------     --------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....      .74      .73      .73       .65        .71       .86(c)       .93(c)      1.00(c)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............      .01     (.25)     .66      (.80)       .12      (.08)         .56          .04
                           -------  -------  -------  --------   --------  --------     --------     --------
 Total from investment
  operations.............      .75      .48     1.39      (.15)       .83       .78         1.49         1.04
                           -------  -------  -------  --------   --------  --------     --------     --------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......     (.74)    (.73)    (.73)     (.65)      (.71)     (.86)        (.93)       (1.00)
Distributions in excess
 of net investment
 income..................     (.02)    (.02)      --      (.01)        --        --           --           --
Distributions from net
 realized gains..........       --       --       --        --       (.13)     (.26)        (.10)          --
                           -------  -------  -------  --------   --------  --------     --------     --------
 Total distributions.....     (.76)    (.75)    (.73)     (.66)      (.84)    (1.12)       (1.03)       (1.00)
                           -------  -------  -------  --------   --------  --------     --------     --------
Net asset value, end of
 period..................  $ 11.35  $ 11.36  $ 11.63  $  10.97   $  11.78  $  11.79     $  12.13     $  11.67
                           =======  =======  =======  ========   ========  ========     ========     ========
TOTAL RETURN(D):.........     6.81%    4.32%   13.12%    (1.16)%     7.19%     6.67%       13.35%        9.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................  $65,431  $77,031  $88,982   $91,680   $119,449  $109,828     $109,997     $113,125
Average net assets (000).  $70,899  $81,745  $89,500  $106,737   $114,728  $107,937     $113,010     $107,276
Ratios to average net
 assets:
 Expenses, including
  distribution fees......      .94%     .86%     .82%      .94%       .80%      .70%(c)      .37%(c)      .13%(c)
 Expenses, excluding
  distribution fees......      .84%     .76%     .72%      .84%       .70%      .60%(c)      .27%(c)      .10%(c)
 Net investment income...     6.51%    6.38%    6.57%     5.88%      5.92%     7.15%(c)     7.89%(c)     8.67%(c)
Portfolio turnover rate..      180%     170%     160%      123%       137%       91%         117%          46%
                           SEPTEMBER 1,
                             1989(A)
                             THROUGH
                           DECEMBER 31,
PER SHARE OPERATING            1989
PERFORMANCE:               ------------------
Net asset value,
 beginning of period.....    $ 11.61
                           ------------------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income....        .35(c)
Net realized and
 unrealized gain (loss)
 on investment
 transactions............        .03
                           ------------------
 Total from investment
  operations.............        .38
                           ------------------
LESS DISTRIBUTIONS
Dividends from net
 investment income.......       (.35)
Distributions in excess
 of net investment
 income..................         --
Distributions from net
 realized gains..........       (.01)
                           ------------------
 Total distributions.....       (.36)
                           ------------------
Net asset value, end of
 period..................    $ 11.63
                           ==================
TOTAL RETURN(D):.........       3.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000)...................    $98,414
Average net assets (000).    $89,176
Ratios to average net
 assets:
 Expenses, including
  distribution fees......          0%(b)/(c)
 Expenses, excluding
  distribution fees......          0%(b)/(c)
 Net investment income...       8.41%(b)/(c)
Portfolio turnover rate..         69%

------------

(a) Commencement of offering of Class A shares.

(b) Annualized.

(c) Net of expense subsidy and/or fee waiver.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                                (CLASS B SHARES)

  The following financial highlights, for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the periods ended December 31, 1996 have been audited by Deloitte and Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class B common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."

                                                  CLASS B
                          --------------------------------------------------------------
                                                                            DECEMBER 9,
                                                                              1992(A)
                                   YEARS ENDED DECEMBER 31,                   THROUGH
                          ------------------------------------------------  DECEMBER 31,
                           1997      1996      1995      1994       1993        1992
                          -------  --------  --------  --------   --------  ------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, begin-
 ning of period.........  $ 11.36  $  11.63  $  10.97  $  11.78   $  11.79    $ 11.79
                          -------  --------  --------  --------   --------    -------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...      .67       .65       .66       .58        .62        .04
Net realized and
 unrealized gain (loss)
 on
 investment transac-
 tions..................      .01      (.25)      .66      (.80)       .12         --
                          -------  --------  --------  --------   --------    -------
 Total from investment
  operations............      .68       .40      1.32      (.22)       .74        .04
                          -------  --------  --------  --------   --------    -------
LESS DISTRIBUTIONS
Dividends from net in-
 vestment income........     (.67)     (.65)     (.66)     (.58)      (.62)      (.04)
Distributions in excess
 of net investment in-
 come...................     (.02)     (.02)       --      (.01)        --         --
Distributions from net
 realized gains.........       --        --        --        --       (.13)        --
                          -------  --------  --------  --------   --------    -------
 Total distributions....     (.69)     (.67)     (.66)     (.59)      (.75)      (.04)
                          -------  --------  --------  --------   --------    -------
Net asset value, end of
 period.................  $ 11.35  $  11.36  $  11.63  $  10.97   $  11.78    $ 11.79
                          =======  ========  ========  ========   ========    =======
TOTAL RETURN(C):........     6.13%     3.64%    12.40%    (1.83)%     6.38%       .32%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of pe-
 riod (000).............  $71,030  $ 94,490  $120,188  $130,258   $123,306    $11,981
Average net assets
 (000)..................  $81,673  $106,224  $125,230  $134,985   $ 69,314    $ 5,474
Ratios to average net
 assets:
 Expenses, including
  distribution fees.....     1.59%     1.51%     1.47%     1.66%      1.55%      1.67%(b)
 Expenses, excluding
  distribution fees.....      .84%      .76%      .72%      .84%       .70%       .82%(b)
 Net investment income..     5.87%     5.73%     5.92%     5.17%      5.08%      6.31%(b)
Portfolio turnover rate.      180%      170%      160%      123%       137%        91%

------------
(a) Commencement of offering of Class B shares.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

                              FINANCIAL HIGHLIGHTS
       (FOR A SHARE OUTSTANDING THROUGHOUT EACH OF THE INDICATED PERIODS)
                          (CLASS C AND CLASS Z SHARES)

  The following financial highlights for the year ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, and for the periods ended December 31, 1996 have been audited by Deloitte and Touche LLP, independent auditors, whose reports thereon were unqualified. This information should be read in conjunction with the financial statements and notes thereto, which appear in the Statement of Additional Information. The following financial highlights contain selected data for a share of Class C and Class Z common stock outstanding, total return, ratios to average net assets and other supplemental data for the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

                                       CLASS C                             CLASS Z
                          -------------------------------------   -------------------------
                                                    AUGUST 1,                  DECEMBER 16,
                          YEARS ENDED DECEMBER       1994(A)                     1996(B)
                                   31,               THROUGH       YEAR ENDED    THROUGH
                          -----------------------  DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                           1997    1996    1995        1994           1997         1996
                          ------  ------  -------  ------------   ------------ ------------
PER SHARE OPERATING
PERFORMANCE:
Net asset value, begin-
 ning of period.........  $11.36  $11.63  $ 10.97    $ 11.30         $11.37       $11.41
                          ------  ------  -------    -------         ------       ------
INCOME FROM INVESTMENT
 OPERATIONS
Net investment income...     .67     .65      .66        .23            .74          .09
Net realized and
 unrealized gain (loss)
 on
 investment transac-
 tions..................     .01    (.25)     .66       (.32)           .02         (.02)
                          ------  ------  -------    -------         ------       ------
 Total from investment
  operations............     .68     .40     1.32       (.09)           .79          .07
                          ------  ------  -------    -------         ------       ------
LESS DISTRIBUTIONS
Dividends from net in-
 vestment income........    (.67)   (.65)    (.66)      (.23)          (.77)        (.09)
Distributions in excess
 of net investment in-
 come...................    (.02)   (.02)      --       (.01)          (.04)        (.02)
                          ------  ------  -------    -------         ------       ------
 Total distributions....    (.69)   (.67)    (.66)      (.24)          (.81)        (.11)
                          ------  ------  -------    -------         ------       ------
Net asset value, end of
 period.................  $11.35  $11.36  $ 11.63    $ 10.97         $11.35       $11.37
                          ======  ======  =======    =======         ======       ======
TOTAL RETURN(D):........    6.13%   3.64%   12.40%     (0.68)%         7.01%         .59%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net assets, end of pe-
 riod (000).............  $1,314  $1,396  $ 1,050    $   371         $  784       $  200(e)
Average net assets
 (000)..................  $1,329  $1,270  $   667    $   192         $  313       $  200(e)
Ratios to average net
 assets:
 Expenses, including
  distribution fees.....    1.59%   1.51%    1.47%      1.90%(c)        .84%         .76%(c)
 Expenses, excluding
  distribution fees.....     .84%    .76%     .72%      1.15%(c)        .84%         .76%(c)
 Net investment income..    5.87%   5.73%    5.92%      5.30%(c)       6.71%        6.48%(c)
Portfolio turnover rate.     180%    170%     160%       123%           180%         170%

------------

(a) Commencement of offering of Class C shares.

(b) Commencement of offering of Class Z shares.

(c) Annualized.

(d) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.

(e) Figures are actual and are not rounded to the nearest thousand.

                             HOW THE FUND INVESTS


INVESTMENT OBJECTIVE AND POLICIES

  PRUDENTIAL STRUCTURED MATURITY FUND, INC. IS AN OPEN-END, MANAGEMENT INVESTMENT COMPANY, OR MUTUAL FUND, CONSISTING OF TWO PORTFOLIOS. EACH PORTFOLIO IS MANAGED INDEPENDENTLY. THE INCOME PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL. THE PORTFOLIO SEEKS TO ACHIEVE THIS OBJECTIVE PRIMARILY THROUGH STRUCTURING ITS PORTFOLIO BY UTILIZING A LADDERED MATURITY STRATEGY. THE PORTFOLIO IS DIVERSIFIED AND IT INVESTS PRIMARILY IN INVESTMENT GRADE CORPORATE DEBT SECURITIES AND IN OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH MATURITIES OF SIX YEARS OR LESS. THESE SECURITIES ARE ALLOCATED BY MATURITY AMONG SIX ANNUAL MATURITY CATEGORIES RANGING FROM ONE YEAR OR LESS TO BETWEEN FIVE AND SIX YEARS WITH EACH CATEGORY REPRESENTING APPROXIMATELY ONE-SIXTH OF THE PORTFOLIO'S ASSETS (LADDERED MATURITIES). AS THE SECURITIES IN EACH ANNUAL CATEGORY MATURE OR AS NEW INVESTMENTS ARE MADE IN THE PORTFOLIO, THE PROCEEDS WILL BE INVESTED TO MAINTAIN THE BALANCE OF INVESTMENTS AMONG THE SIX ANNUAL MATURITY CATEGORIES. THERE CAN BE NO ASSURANCE THAT SUCH OBJECTIVE WILL BE ACHIEVED. See "Investment Objective and Policies" in the Statement of Additional Information.

  AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THE FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

  THE PORTFOLIO'S INVESTMENT OBJECTIVE IS A FUNDAMENTAL POLICY AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE PORTFOLIO'S OUTSTANDING VOTING SECURITIES, AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). POLICIES OF THE PORTFOLIO THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

  THE PORTFOLIO SEEKS TO PROVIDE INVESTORS WITH MORE STABILITY OF PRINCIPAL THAN LONG-TERM BONDS HAVE HISTORICALLY PROVIDED THROUGH THE STRUCTURED PORTFOLIO MANAGEMENT STRATEGY OF INVESTING IN SHORT- TO INTERMEDIATE-TERM DEBT SECURITIES. LADDERING INVESTMENTS AMONG DEBT INSTRUMENTS WITH A RANGE OF MATURITIES OF FROM ONE YEAR OR LESS TO SIX YEARS PROVIDES AN ADDED DEGREE OF PORTFOLIO VARIATION, WHICH TENDS TO REDUCE VOLATILITY TO A LEVEL LOWER THAN THAT EXPERIENCED BY A LONG-TERM BOND FUND. In general, the longer the maturity of a debt security, the higher the yield and the greater the potential for price fluctuation. Conversely, shorter maturities generally provide lower yields but greater principal stability. The prices of fixed-income securities are likely to vary inversely with interest rates. The Portfolio has the potential for high current yields although they may not be as high as those of a long-term bond fund. The investment adviser has had experience structuring portfolios with laddered maturities for institutional clients since 1977.

  Under normal market circumstances, the Portfolio will invest its assets in U.S. Government securities and investment grade corporate debt obligations having laddered maturities ranging from one year or less to six years. The Portfolio's investment adviser will allocate assets among the various categories by maturity and not by type of investment and will continuously monitor each annual category. The investment adviser will buy and sell portfolio securities to take advantage of investment opportunities based on its analysis of market conditions, interest rates and general economic factors, thereby increasing the Portfolio's annual portfolio turnover rate. From time to time, the Portfolio may also sell portfolio securities to meet redemption requests.

  During times of portfolio structuring as well as when the investment adviser deems it necessary for defensive purposes or to provide liquidity, assets of the Portfolio may be invested temporarily in high quality money market instruments and repurchase agreements.

  The Portfolio's effective dollar-weighted average maturity is expected to be between 2 1/2 and 3 1/2 years. See "U.S. Government Securities--Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities" below.

U.S. GOVERNMENT SECURITIES

  U.S. TREASURY SECURITIES. THE PORTFOLIO WILL INVEST IN U.S. TREASURY SECURITIES, INCLUDING BILLS, NOTES AND BONDS. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates and the lengths of their maturities.

  SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. THE PORTFOLIO WILL INVEST IN OBLIGATIONS ISSUED OR GUARANTEED BY AGENCIES OF THE U.S. GOVERNMENT OR INSTRUMENTALITIES ESTABLISHED OR SPONSORED BY THE U.S. GOVERNMENT. THESE OBLIGATIONS, INCLUDING THOSE WHICH ARE GUARANTEED BY FEDERAL AGENCIES OR INSTRUMENTALITIES, MAY OR MAY NOT BE BACKED BY THE FULL FAITH AND CREDIT OF THE UNITED STATES. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities of this type in which the Portfolio may invest that are not backed by the full faith and credit of the United States include obligations which generally may be satisfied only by the individual credit of the issuing agency, such as obligations of the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Resolution Funding Corporation. GNMA, FNMA and FHLMC investments may include collateralized mortgage obligations. See "Asset Backed Securities--Collateralized Mortgage Obligations" below.

  Obligations issued or guaranteed as to principal and interest by the U.S. Government may be acquired by the Portfolio in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain United States Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information.

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. THE PORTFOLIO MAY INVEST IN MORTGAGE-BACKED SECURITIES THAT ARE ISSUED BY FNMA OR FHLMC OR GUARANTEED BY GNMA AND WHICH REPRESENT UNDIVIDED OWNERSHIP INTERESTS IN POOLS OF MORTGAGES. The U.S. Government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities; however, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases pass-through instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages. See "Investment Objective and Policies--U.S. Government Securities--Mortgage--Related Securities Issued by U.S. Government Instrumentalities" in the Statement of Additional Information.

  THE PORTFOLIO WILL INVEST IN BOTH ADJUSTABLE RATE MORTGAGE SECURITIES
(ARMS), WHICH ARE PASS-THROUGH MORTGAGE SECURITIES COLLATERALIZED BY ADJUSTABLE RATE MORTGAGES, AND FIXED RATE MORTGAGE SECURITIES (FRMS), WHICH ARE SECURITIES COLLATERALIZED BY FIXED RATE MORTGAGES. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information.

  THE PORTFOLIO MAY ALSO INVEST IN BALLOON PAYMENT MORTGAGE-BACKED SECURITIES. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal.

  THE PORTFOLIO MAY ALSO INVEST IN MORTGAGE PASS-THROUGH SECURITIES WHERE ALL INTEREST PAYMENTS GO TO ONE CLASS OF HOLDERS (INTEREST ONLY SECURITIES OR IOS) AND ALL PRINCIPAL PAYMENTS GO TO A SECOND CLASS OF HOLDERS (PRINCIPAL ONLY SECURITIES OR POS). THESE SECURITIES ARE COMMONLY REFERRED TO AS MORTGAGE-BACKED SECURITIES STRIPS OR MBS STRIPS. The yields to maturity on IOs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

CORPORATE AND OTHER DEBT OBLIGATIONS

  THE PORTFOLIO MAY INVEST IN DEBT SECURITIES OF U.S. ISSUERS THAT HAVE SECURITIES OUTSTANDING THAT ARE RATED AT THE TIME OF PURCHASE AT LEAST BBB BY STANDARD & POOR'S RATINGS GROUP (S&P) OR BAA BY MOODY'S INVESTORS SERVICE (MOODY'S) OR COMPARABLY RATED BY A SIMILAR NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO) OR, IF NOT RATED, OF COMPARABLE QUALITY IN THE OPINION OF THE INVESTMENT ADVISER. THE FUND MAY ALSO INVEST UP TO 10% OF TOTAL ASSETS IN SECURITIES RATED BB OR BA BY S&P OR MOODY'S, RESPECTIVELY (OR COMPARABLY RATED BY A SIMILAR NRSRO), OR, IF NOT RATED, OF COMPARABLE QUALITY IN THE OPINION OF THE INVESTMENT ADVISER (JUNK BONDS). See "Description of Security Ratings" in the Appendix to this Prospectus. Securities rated Baa by Moody's are considered to be investment grade, although they have speculative characteristics. Changes in economic or other circumstances are more likely to lead to a weakened capacity of issuers whose securities are rated BBB or Baa to pay interest or repay principal than is the case for issuers of higher rated securities. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative and are commonly referred to as junk bonds. Such securities generally offer a higher yield than those in the higher rated categories but also involve greater risk of loss of principal and income and may also be subject to greater price volatility due to the market's perceptions of the creditworthiness of the issuer.

  THE PORTFOLIO MAY INVEST IN WHOLE LOAN MORTGAGE-BACKED SECURITIES ISSUED OTHER THAN BY U.S. GOVERNMENT AGENCIES AND RATED AT LEAST AA BY S&P OR AA BY MOODY'S. See "Investment Objective and Policies--Mortgage-Backed Securities" in the Statement of Additional Information.

  THE CORPORATE OBLIGATIONS IN WHICH THE PORTFOLIO MAY INVEST INCLUDE ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS. THE PORTFOLIO MAY INVEST UP TO 25% OF ITS NET ASSETS IN ASSET-BACKED SECURITIES AND UP TO 30% OF ITS NET ASSETS IN COLLATERALIZED MORTGAGE OBLIGATIONS AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS.

  LOWER RATED OR UNRATED DEBT OBLIGATIONS OF COMPARABLE QUALITY ALSO PRESENT RISKS BASED ON PAYMENT EXPECTATIONS. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

  Subsequent to its purchase by the Fund, a security may be assigned a lower rating or cease to be rated. Such an event would not require the elimination of the issue from the Portfolio, but the investment adviser will consider such an event in determining whether the Fund should continue to hold the security in the Portfolio.

  During the year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Portfolio, expressed as a percentage of the Portfolio's total investments, were as follows:

                       PERCENTAGE OF TOTAL
             RATINGS       INVESTMENTS
             -------   -------------------
             AAA/Aaa          12.92%
             AA/Aa              .48
             A/A              14.18
             BBB/Baa          63.52
             BB/Ba             8.90
             B/B               0.00
             Unrated           0.00

RISKS OF INVESTING IN HIGH YIELD SECURITIES

  FIXED-INCOME SECURITIES ARE SUBJECT TO THE RISK OF AN ISSUER'S INABILITY TO MEET PRINCIPAL AND INTEREST PAYMENTS ON THE OBLIGATIONS (CREDIT RISK) AND MAY ALSO BE SUBJECT TO PRICE VOLATILITY DUE TO SUCH FACTORS AS INTEREST RATE SENSITIVITY AND THE MARKET PERCEPTION OF THE CREDITWORTHINESS OF THE ISSUER (MARKET RISK). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Portfolio. See "Investment Objective and Policies--Other Investments--Risk Factors Relating to Investing in High Yield Securities" in the Statement of Additional Information.

ASSET BACKED SECURITIES--COLLATERALIZED MORTGAGE OBLIGATIONS

  ASSET-BACKED SECURITIES. THROUGH THE USE OF TRUSTS AND SPECIAL PURPOSE CORPORATIONS, VARIOUS TYPES OF ASSETS, PRIMARILY HOME EQUITY LOANS AND AUTOMOBILE AND CREDIT CARD RECEIVABLES, ARE BEING SECURITIZED IN PASS-THROUGH STRUCTURES SIMILAR TO THE MORTGAGE PASS-THROUGH STRUCTURES DESCRIBED ABOVE OR IN A PAY-THROUGH STRUCTURE SIMILAR TO THE COLLATERALIZED MORTGAGE STRUCTURE. THE PORTFOLIO MAY INVEST IN THESE AND OTHER TYPES OF ASSET-BACKED SECURITIES WHICH MAY BE DEVELOPED IN THE FUTURE. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the related collateral. Credit card receivables are generally unsecured and debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. The remaining maturity of an asset-backed security will be deemed to be equal to the average maturity of the assets underlying such security determined by the investment adviser on the basis of assumed prepayment rates and other factors with respect to such assets. In general, these types of loans are of shorter duration than mortgage loans and are less likely to have substantial prepayments.

  COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS). A CMO IS A DEBT SECURITY THAT IS BACKED BY A PORTFOLIO OF MORTGAGES OR MORTGAGE-BACKED SECURITIES. THE ISSUER'S OBLIGATION TO MAKE INTEREST AND PRINCIPAL PAYMENTS IS SECURED BY THE UNDERLYING PORTFOLIO OF MORTGAGES OR MORTGAGE-BACKED SECURITIES. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a REMIC. All future references to CMOs include REMICs.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.

  In reliance on rules and interpretations of the Commission, the Portfolio's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies. See "Investment Objective and Policies--Mortgage-Backed Securities-- Collateralized Mortgage Obligations" in the Statement of Additional Information. CMOs and REMICs issued by an agency or instrumentality of the U.S. Government are considered U.S. Government securities for purposes of this Prospectus.

  RISK FACTORS RELATING TO INVESTING IN MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. THE YIELD CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES DIFFER FROM TRADITIONAL DEBT SECURITIES. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. The Portfolio may invest a portion of its assets in derivative mortgage-backed securities such as MBS strips which are highly sensitive to changes in prepayment and interest rates. The investment adviser will seek to manage these risks (and potential benefits) by diversifying its investments in such securities and through hedging techniques.

  IN ADDITION, MORTGAGE-BACKED SECURITIES WHICH ARE SECURED BY MANUFACTURED (MOBILE) HOMES AND MULTI-FAMILY RESIDENTIAL PROPERTIES, SUCH AS GNMA AND FNMA CERTIFICATES, ARE SUBJECT TO A HIGHER RISK OF DEFAULT THAN ARE OTHER TYPES OF MORTGAGE-BACKED SECURITIES. See "Investment Objective and Policies--U.S. Government Securities" in the Statement of Additional Information. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's and S&P. See "Asset-Backed Securities" above.

  Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Asset-backed securities, although less likely to experience the same prepayment rate as mortgage-backed securities, may respond to certain of the same factors influencing prepayments, while at other times different factors may predominate. Mortgage-backed securities and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of rising interest rates, the rate of prepayment of mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. The maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

  ASSET-BACKED SECURITIES INVOLVE CERTAIN RISKS THAT ARE NOT POSED BY MORTGAGE-BACKED SECURITIES, RESULTING MAINLY FROM THE FACT THAT ASSET-BACKED SECURITIES DO NOT USUALLY CONTAIN THE COMPLETE BENEFIT OF A SECURITY INTEREST IN THE

RELATED COLLATERAL. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not always be sufficient to support payments on these securities.

  STRIPPED MORTGAGE-BACK SECURITIES. In addition to MBS strips issued by agencies or instrumentalities of the U.S. Government, the Portfolio may purchase MBS strips issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

  YANKEE OBLIGATIONS. THE PORTFOLIO MAY INVEST IN U.S. DOLLAR-DENOMINATED DEBT SECURITIES OF FOREIGN CORPORATIONS ISSUED IN THE UNITED STATES AND U.S. DOLLAR-DENOMINATED DEBT SECURITIES ISSUED OR GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST BY GOVERNMENTS, QUASI-GOVERNMENTAL ENTITIES, GOVERNMENT AGENCIES, SUPRANATIONAL ENTITIES AND OTHER GOVERNMENTAL ENTITIES OF FOREIGN COUNTRIES, WHICH SECURITIES ARE ISSUED IN THE UNITED STATES (YANKEE OBLIGATIONS). A supranational entity is an entity constituted by the national governments of several countries to promote economic development, such as the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. These include, among others, the Province of Ontario and the City of Tokyo.

  INVESTMENTS IN OBLIGATIONS OF FOREIGN ISSUERS MAY BE SUBJECT TO CERTAIN RISKS, INCLUDING FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS, THE POSSIBLE IMPOSITION OF WITHHOLDING TAXES ON INTEREST INCOME, THE SEIZURE OR NATIONALIZATION OF FOREIGN DEPOSITS AND FOREIGN EXCHANGE CONTROLS OR OTHER RESTRICTIONS. IN ADDITION, THERE MAY BE LESS PUBLICLY AVAILABLE INFORMATION ABOUT A FOREIGN ISSUER THAN ABOUT A DOMESTIC ISSUER AND SUCH ENTITIES MAY NOT BE SUBJECT TO THE SAME ACCOUNTING, AUDITING AND FINANCIAL RECORDKEEPING STANDARDS AND REQUIREMENTS AS DOMESTIC ISSUERS. IN THE EVENT OF A DEFAULT WITH RESPECT TO ANY FOREIGN DEBT OBLIGATIONS, IT MAY BE MORE DIFFICULT FOR THE FUND TO OBTAIN OR ENFORCE A JUDGMENT AGAINST THE ISSUER OF SUCH SECURITIES.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

  THE PORTFOLIO MAY ALSO ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING UTILIZING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. These strategies include the use of interest rate swap transactions and Eurodollar futures contracts and options thereon. The Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and there can be no assurance that any of these strategies will succeed.

 INTEREST RATE SWAP TRANSACTIONS

  THE PORTFOLIO MAY ENTER INTO INTEREST RATE SWAPS. INTEREST RATE SWAPS INVOLVE THE EXCHANGE BY THE PORTFOLIO WITH ANOTHER PARTY OF THEIR RESPECTIVE COMMITMENTS TO PAY OR RECEIVE INTEREST, E.G., AN EXCHANGE OF FLOATING RATE PAYMENTS FOR FIXED RATE PAYMENTS. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as a hedge and not as a speculative investment. See "Investment Objective and Policies--Other Investments--Interest Rate Swap Transactions" in the Statement of Additional Information.

  The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make and will not exceed 5% of the Portfolio's net assets. The use of interest rate swaps may involve investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolio would diminish compared to what it would have been if the investment technique was never used.

 FUTURES CONTRACTS AND OPTIONS THEREON

  THE PORTFOLIO MAY PURCHASE AND SELL EURODOLLAR FUTURES CONTRACTS AND OPTIONS THEREON WHICH ARE TRADED ON THE CHICAGO MERCANTILE EXCHANGE OR OTHER COMMODITIES EXCHANGES OR BOARDS OF TRADE, FOR CERTAIN HEDGING AND RISK MANAGEMENT PURPOSES AND TO ATTEMPT TO ENHANCE RETURN IN ACCORDANCE WITH REGULATIONS OF THE COMMODITY FUTURES TRADING COMMISSION. THE PORTFOLIO, AND THUS ITS INVESTORS, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES.

  A FINANCIAL FUTURES CONTRACT IS AN AGREEMENT TO PURCHASE OR SELL AN AGREED AMOUNT OF SECURITIES AT A SET PRICE FOR DELIVERY IN THE FUTURE. Eurodollar futures contracts and options thereon are denominated in U.S. dollars and are linked to the London Interbank Offered Rate (LIBOR). These futures contracts and options thereon enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps are linked.

  UNDER REGULATIONS OF THE COMMODITY EXCHANGE ACT, INVESTMENT COMPANIES REGISTERED UNDER THE INVESTMENT COMPANY ACT ARE EXEMPT FROM THE DEFINITION OF COMMODITY POOL OPERATOR, SUBJECT TO COMPLIANCE WITH CERTAIN CONDITIONS. THE EXEMPTION IS CONDITIONED ON THE PORTFOLIO PURCHASING AND SELLING FUTURES CONTRACTS AND OPTIONS THEREON FOR BONA FIDE HEDGING TRANSACTIONS, EXCEPT THAT THE PORTFOLIO MAY PURCHASE AND SELL FUTURES CONTRACTS AND OPTIONS THEREON FOR ANY OTHER PURPOSE TO THE EXTENT THAT THE AGGREGATE INITIAL MARGIN AND OPTION PREMIUMS DO NOT EXCEED 5% OF THE LIQUIDATION VALUE OF THE PORTFOLIO'S TOTAL ASSETS.

 RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

  PARTICIPATION IN THE FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE PORTFOLIO WOULD NOT BE SUBJECT ABSENT THE USE OF THIS STRATEGY. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THIS STRATEGY. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Portfolio may leave the Portfolio in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain cover or to segregate securities in connection with hedging transactions. See "Investment Objective and Policies-- Other Investments--Interest Rate Futures Contracts" and "Taxes, Dividends and Distributions" in the Statement of Additional Information.

OTHER INVESTMENTS AND POLICIES

  Under normal market conditions, the assets of the Portfolio, other than monies from recent investments in the Portfolio pending investment in securities having laddered maturities, will be invested in U.S. Government securities or corporate and other debt obligations, as described above. When the investment adviser deems it necessary for defensive purposes, to provide liquidity or pending investment in securities having laddered maturities, the assets of the Portfolio may be committed temporarily to high quality money market instruments or repurchase agreements, as described below.

  During periods when the investment adviser deems it necessary for temporary defensive purposes, the Portfolio may invest without limit in money market instruments. The Portfolio will apply the proceeds of new investments in the Portfolio to purchase money market instruments and repurchase agreements until these amounts can be used to purchase corporate and other debt obligations and U.S. Government securities with laddered maturities of from one year or less to six years. The yield on money market instruments and repurchase agreements is generally lower than the yield on corporate and other debt obligations and U.S. Government securities. Accordingly, the Portfolio's yield and total return will generally be lower during these periods.

 MONEY MARKET INSTRUMENTS

  The Portfolio may invest in high quality money market instruments, including, among others, commercial paper of a U.S. or foreign company or foreign government; certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks; and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These obligations will be U.S. dollar-denominated. Commercial paper will be rated, at the time of purchase, at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's.

 REPURCHASE AGREEMENTS

  The Portfolio may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the repurchase agreement. The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the Commission. See "Investment Objective and Policies--Other Investments--Repurchase Agreements" in the Statement of Additional Information.

 COVERED DOLLAR ROLLS

  The Portfolio may enter into covered dollar rolls. In a dollar roll, the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date from the same party. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the forward price for the future purchase (often referred to as the drop) as well as by the interest earned on the cash proceeds of the initial sale. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

  The Portfolio will establish a segregated account in which it will maintain cash or other liquid assets having a value equal to its obligations in respect of covered dollar rolls. Covered dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a covered dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

  The Portfolio may invest up to 5% of its assets in covered dollar rolls.

 INSTRUMENTS WITH PUTS

  The Portfolio may acquire longer-term debt securities with put features. Puts give the Portfolio the right to sell the securities at a specified exercise price on a specified date. Puts may be acquired to reduce the volatility of the market value of the securities subject to the puts, but the acquisition of the puts may involve an additional cost to the Portfolio. In purchasing debt securities with a put feature to effectively shorten the maturity of the instrument, the Subadviser will examine the credit of the issuer and the third party put provider, if applicable, and will invest only in those instruments meeting its current credit requirements.

 SECURITIES LENDING

  The Portfolio may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Portfolio in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and the Portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As a matter of fundamental policy, the Portfolio cannot lend more than 30% of the value of its total assets.

 WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

  The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio will maintain in a segregated account cash or other liquid assets having a value equal to or greater than the Portfolio's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's NAV.

 BORROWING

  The Portfolio may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes. The Portfolio may pledge up to 20% of its total assets to secure these borrowings. The Portfolio will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

 PORTFOLIO TURNOVER

  The Portfolio does not expect to trade in securities for short-term gain. It is anticipated that the annual portfolio turnover rate will not exceed 200%. High portfolio turnover may involve correspondingly greater transaction costs, which will be borne by the Fund. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.

 ILLIQUID SECURITIES

  The Portfolio may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act), and privately placed commercial paper that have a readily available market are not considered illiquid for purposes of this limitation. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. The Portfolio's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

INVESTMENT RESTRICTIONS

  The Portfolio is subject to certain investment restrictions which, like its investment objective, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Portfolio's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

                            HOW THE FUND IS MANAGED


  THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

  For the fiscal year ended December 31, 1997, the total expenses of Class A, Class B, Class C and Class Z shares as a percentage of average net assets were
 .94%, 1.59%, 1.59% and .84%, respectively. See "Financial Highlights."

MANAGER

  PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF
 .40 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE PORTFOLIO. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, LLC, which transferred its assets to PIFM in September 1996. For the fiscal year ended December 31, 1997, the Portfolio paid management fees to PIFM of .40% of the Portfolio's average net assets. See "Manager" in the Statement of Additional Information.

  As of January 31, 1998, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.

  UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF EACH PORTFOLIO AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.

  UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services.

  The current portfolio manager of the Portfolio is Anthony Rodriguez, Managing Director of Prudential Investments, Mr. Rodriguez has responsibility for the day-to-day management of the Portfolio's investments. Mr. Rodriguez has managed the Portfolio since January 1995 and has been employed by PI as a portfolio manager since 1988. Mr. Rodriguez also serves as the portfolio manager of the bond portions of the Prudential Series Fund--Conservative Balanced and Flexible Managed Portfolios.

  PIFM and PIC are wholly-owned subsidiaries of Prudential, a major diversified insurance and financial services company.

DISTRIBUTOR

  PRUDENTIAL SECURITIES INCORPORATED (PRUDENTIAL SECURITIES OR THE DISTRIBUTOR), ONE SEAPORT PLAZA, NEW YORK, NEW YORK 10292, IS A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE PORTFOLIO. IT IS AN INDIRECT, WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL.

  UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION

AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE PORTFOLIO'S CLASS A, CLASS B AND CLASS C SHARES. Prudential Securities also incurs the expenses of distributing the Portfolio's Class Z shares under the Distribution Agreement, none of which is reimbursed by or paid for by the Portfolio. These expenses include commissions and account servicing fees paid to, or on account of, financial advisers of Prudential Securities and representatives of Pruco Securities Corporation (Prusec), an affiliated broker-dealer, commissions and account servicing fees paid to, or on account of, other broker-dealers or financial institutions (other than national banks) which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of Prudential Securities and Prusec associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

  Under the Plans, the Portfolio is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Portfolio will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

  UNDER THE CLASS A PLAN, THE PORTFOLIO MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee up to .25 of 1%) may not exceed
 .30 of 1% of the average daily net assets of the Class A shares. Prudential Securities has agreed to limit its distribution-related fees payable under the Class A Plan to .10 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 1998.

  UNDER THE CLASS B AND CLASS C PLANS, THE PORTFOLIO MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO 1% OF THE AVERAGE DAILY NET ASSETS OF EACH OF THE CLASS B AND CLASS C SHARES. The Class B and Class C Plans provide for the payment to Prudential Securities of (i) an asset-based sales charge of .75 of 1% of the average daily net assets of each of the Class B and Class C shares and (ii) a service fee of .25 of 1% of the average daily net assets of each of the Class B and Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class B and Class C Plans to no more than .75 of 1% of the average daily net assets of each of the Class B and Class C shares for the fiscal year ending December 31, 1998. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges."

  For the fiscal year ended December 31, 1997, the Portfolio paid distribution expenses of .10%, .75% and .75% of the average daily net assets of the Class A, Class B and Class C shares, respectively. The Portfolio records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

  Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Portfolio will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Portfolio other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

  Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Portfolio. The Portfolio will not be obligated to pay distribution and service fees incurred under any Plan if it is terminated or not continued.

  In addition to distribution and service fees paid by the Portfolio under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to dealers (including Prudential Securities) and other persons who distribute shares of the Portfolio (including Class Z shares). Such payments may be calculated by reference to the NAV of shares sold by such persons or otherwise.

  The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. (NASD) governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVER

  The Distributor has agreed to limit its distribution fee for Class A, Class B and Class C shares as described above under "Distributor." Fee waivers will increase the Fund's total return. See "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

  Prudential Securities may also act as a broker or futures commission merchant for the Portfolio, provided that the commissions, fees or other remuneration it receives are fair and reasonable. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Portfolio's securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent, and in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15005, New Brunswick, New Jersey 08906-5005.

YEAR 2000

  The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.


                        HOW THE FUND VALUES ITS SHARES

  THE PORTFOLIO'S NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE PORTFOLIO'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

  Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

  The Portfolio will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

  Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


                      HOW THE FUND CALCULATES PERFORMANCE

  FROM TIME TO TIME THE PORTFOLIO MAY ADVERTISE ITS TOTAL RETURN (INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) AND YIELD IN ADVERTISEMENTS OR SALES LITERATURE. TOTAL RETURN AND YIELD ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows how much an investment in the Portfolio would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of the Portfolio) assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes that may be payable upon redemption. The yield refers to the income generated by an investment in the Portfolio over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Fund also may include comparative performance information in advertising or marketing the shares of the Portfolio. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide-- Shareholder Services--Reports to Shareholders."


                      TAXES, DIVIDENDS AND DISTRIBUTIONS


TAXATION OF THE FUND

  THE PORTFOLIO HAS ELECTED TO QUALIFY AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE PORTFOLIO WILL NOT BE

SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND CAPITAL GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. To the extent not distributed by the Portfolio, net investment income and capital gains and losses are taxable to the Portfolio. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

  Any dividends out of net investment income, together with distributions of net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) distributed to shareholders, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as long-term capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum long-term capital gains rate for individuals is 28% with respect to securities held by the Portfolio for more than 12 months but not more than 18 months, and 20% with respect to securities held by the Portfolio for more than 18 months. The maximum long-term capital gains rate for corporate shareholders is currently the same as the maximum tax rate for ordinary income.

  Any gain or loss realized upon a sale or redemption of Portfolio shares by a shareholder who is not a dealer in securities generally will be treated as capital gain or loss. Any such capital gain derived by an individual will be subject to tax at the reduced rates described above depending upon the shareholder's holding period of the shares sold. Any such loss will be a long-term capital loss if the shares have been held for more than one year and otherwise as short-term capital loss. Any such loss, however, with respect to shares that are held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

  The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Portfolio's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

  Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

WITHHOLDING TAXES

  Under the Internal Revenue Code, the Portfolio is required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain income and redemption proceeds on the accounts of those shareholders who fail to furnish their tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) with the required certifications regarding the shareholder's status under the federal income tax law, or, generally, who otherwise are subject to backup withholding. Dividends of net investment income and short-term capital gains paid to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

DIVIDENDS AND DISTRIBUTIONS

  THE PORTFOLIO EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS OF NET INVESTMENT INCOME AND MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF NET CAPITAL GAINS, IF ANY. For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1997, of approximately $8,540,000, of which approximately $5,391,000 expires in 2002 and approximately $3,149,000 expires in 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Dividends paid by the Portfolio with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class (other than Class Z) will bear its own distribution charges, generally resulting in lower dividends for Class B and Class C shares in relation to Class A shares and lower dividends for

Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

  DIVIDENDS AND DISTRIBUTIONS WILL BE PAID IN ADDITIONAL PORTFOLIO SHARES, AT THE NAV ON THE PAYMENT DATE UNLESS THE SHAREHOLDER ELECTS IN WRITING NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE PAYMENT DATE TO RECEIVE SUCH DIVIDENDS AND DISTRIBUTIONS IN CASH. The Board of Directors reserves the right to change the reinvestment date from the payment date to the record date for certain capital gains distributions. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015. If you hold shares through Prudential Securities you should contact your financial adviser to elect to receive dividends and distributions in cash. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

  IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINES WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE PORTFOLIO.


                              GENERAL INFORMATION


DESCRIPTION OF COMMON STOCK

  THE FUND WAS INCORPORATED IN MARYLAND ON JUNE 8, 1988. THE FUND IS AUTHORIZED TO ISSUE 500 MILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES FOR EACH PORTFOLIO, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, EACH OF WHICH CONSISTS OF 62,500,000 AUTHORIZED SHARES. Each class represents an interest in the same assets of the Portfolio and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed--Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine.

  The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide--How to Sell Your Shares." Each share of each class of common stock of the Portfolio is equal as to earnings, assets and voting privileges, except as noted above, and each class (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of each Portfolio is entitled to its portion of all of the Portfolio's assets after all debt and expenses of the Portfolio have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

  THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

  This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933, as amended (Securities Act). Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.


                               SHAREHOLDER GUIDE


HOW TO BUY SHARES OF THE FUND

  YOU MAY PURCHASE SHARES OF THE PORTFOLIO THROUGH THE DISTRIBUTOR, PRUSEC OR DIRECTLY FROM THE FUND, THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR THE TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15020, NEW BRUNSWICK, NEW JERSEY 08906-5020. Participants in programs sponsored by Prudential Retirement Services should contact their client representative for more information about Class Z shares. The purchase price is the NAV next determined following receipt of an order by the Transfer Agent or the Distributor plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Payments may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" below. See also "How the Fund Values its Shares" above.

  The minimum initial investment for Class A and Class B shares is $1,000 per class and $5,000 for Class C shares. There is no minimum investment requirement for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares, for which there is no minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

  Application forms can be obtained from PMFS, Prudential Securities or Prusec. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

  The Fund reserves the right to reject any purchase order (including an exchange into the Portfolio) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

  Your dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the investment.

  Transactions in Fund shares may be subject to postage and handling charges imposed by your dealer.

  PURCHASE BY WIRE. For an initial purchase of shares of the Portfolio by wire, you must first telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Structured Maturity Fund, Inc. (Income Portfolio), specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

  If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Portfolio as of that day. See "Net Asset Value" in the Statement of Additional Information.

  In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Structured Maturity Fund, Inc. (Income Portfolio), Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

  THE PORTFOLIO OFFERS FOUR CLASSES OF SHARES (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES, GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).

                                       ANNUAL 12B-1 FEES
                                    (AS A % OF AVERAGE DAILY
               SALES CHARGE               NET ASSETS)              OTHER INFORMATION
         ------------------------   ------------------------ -----------------------------
 Class A Maximum initial sales        .30 of 1%              Initial sales charge waived
         charge of 3.25% of the       (Currently being       or reduced for certain
         public offering price        charged at a rate      purchases
                                      of .10 of 1%)
 Class B Maximum CDSC of 3% of        1% (Currently being    Shares convert to Class A
         the lesser of the amount     charged at a rate      shares approximately five
         invested or the              of .75 of 1%)          years after purchase
         redemption proceeds;
         declines to zero after
         four years
 Class C Maximum CDSC of 1% of        1% (Currently being    Shares do not convert to
         the lesser of the amount     charged at a rate      another class
         invested or the              of .75 of 1%)
         redemption proceeds on
         redemptions made within
         one year of purchase
 Class Z None                         None                   Sold to a limited group of
                                                             investors

  The four classes of shares represent an interest in the same portfolio of investments of the Portfolio and have the same rights, except that (i) each class (with the exception of Class Z shares, which are not subject to any distribution or service fees), bears the separate expenses of its Rule 12b-1 distribution and service plan, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and (iii) only Class B shares have a conversion feature. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

  Financial advisers and other sales agents who sell shares of the Portfolio will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

  IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately five years after purchase (see "Conversion Feature--Class B Shares" below).

  The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Portfolio:

  If you intend to hold your investment in the Portfolio for less than 5 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 3.25% and Class B shares are subject to a CDSC of 3% which declines to zero over a 4 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

  If you intend to hold your investment for 5 years or more and do not qualify for a reduced sales charge on Class A shares, since Class B shares convert to Class A shares approximately 5 years after purchase and because all of your money would be invested initially in the case of Class B shares, you should consider purchasing Class B shares over either Class A or Class C shares.

  If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

  If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 4 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

  ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "CLASS A SHARES--REDUCTION AND WAIVER OF INITIAL SALES CHARGES" AND "CLASS Z SHARES" BELOW.

  CLASS A SHARES

  The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested), as shown in the following table:

                          SALES CHARGE AS SALES CHARGE AS DEALER CONCESSION
                           PERCENTAGE OF   PERCENTAGE OF  AS PERCENTAGE OF
    AMOUNT OF PURCHASE    OFFERING PRICE  AMOUNT INVESTED  OFFERING PRICE
    ------------------    --------------- --------------- -----------------
    Less than $99,999          3.25%           3.36%            3.00%
    $100,000 to $249,999       2.75            2.83             2.50
    $250,000 to $499,999       2.25            2.30             2.00
    $500,000 to $999,999       1.75            1.78             1.55
    $1,000,000 and above       None            None             None

  The Distributor may reallow the entire initial sales charge to dealers. Selling dealers may be deemed to be underwriters, as that term is defined in the Securities Act.

  In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

  REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

  Benefit Plans. CLASS A SHARES MAY BE PURCHASED AT NAV, WITHOUT PAYMENT OF AN INITIAL SALES CHARGE, BY PENSION, PROFIT-SHARING OR OTHER EMPLOYEE BENEFIT PLANS QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE AND DEFERRED COMPENSATION AND ANNUITY PLANS UNDER SECTIONS 457 AND 403(B)(7) OF THE INTERNAL REVENUE CODE (COLLECTIVELY, BENEFIT PLANS), PROVIDED THAT THE BENEFIT PLAN HAS EXISTING ASSETS OF AT LEAST $1 MILLION INVESTED IN SHARES OF PRUDENTIAL MUTUAL FUNDS (EXCLUDING MONEY MARKET FUNDS OTHER THAN THOSE acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

  Prudential Retirement Programs. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential serves as the plan administrator or recordkeeper, provided that (i) the plan has at least $1 million in existing assets or 250 eligible employees and (ii) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 or 403(b)(7) of the Internal Revenue Code and plans that participate in the Transfer Agent's PruArray and SmartPath Programs (benefit plan recordkeeping services) (hereafter referred to as a PruArray or SmartPath Plan). All plans of a company for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold. The term "existing assets" as used herein includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray or SmartPath Program (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Interest Account (GIA), a group annuity insurance product issued by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (i) the purchase is made with the proceeds of a redemption from either GIA or SVF and (ii) Class A shares are an investment option of the plan.

  PruArray Association Benefit Plans. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in the PruArray Program provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (i) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (ii) maintain their accounts with the Fund's Transfer Agent.

  PruArray Savings Program. Class A shares are also offered at NAV to employees or companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (i) employees who open an IRA or Savings Accumulation Plan account with the Fund's transfer agent and (ii) spouses of employees who open an IRA account with the Fund's transfer agent. The program is offered to companies that have at least 250 eligible employees.

  Special Rules Applicable to Retirement Plans. After a Benefit Plan or PruArray or SmartPath Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

  Other Waivers. In addition, Class A shares may be purchased at NAV, through Prudential Securities or the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of Prudential Securities and PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at Prudential Securities or the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer, (d) Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of dealers who have entered into a selected dealer agreement with Prudential Securities provided that purchases at NAV are permitted by such person's employer, (f) investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that (i) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities or within one year in the case of Benefit Plans, (ii) the purchase is made with proceeds of a redemption of shares of any open-end, non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and
(iii) the financial adviser served as the client's broker on the previous purchase, and (g) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the recordkeeper or administrator.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec that you are entitled to the reduction or waiver of the sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges-- Class A Shares" in the Statement of Additional Information.

  CLASS B AND CLASS C SHARES

  The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent or Prudential Securities. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares-- Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to dealers, financial advisers and other persons who sell

Class B shares at the time of sale from its own resources. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed-- Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

  CLASS Z SHARES

  Class Z shares are currently available for purchase by the following categories of investors: (i) pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation plans and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code, and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided that such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by Prudential Securities, The Prudential Savings Bank, F.S.B. (or any affiliate) which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by The Prudential Insurance Company of America (Prudential) for whom Class Z shares of the Prudential Mutual Funds are an available investment option; (iv) Benefit Plans for which Prudential Retirement Services serves as record keeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds, or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) the Prudential Securities Cash Balance Pension Plan, an employee defined benefit plan sponsored by Prudential Securities (only applicable to Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc. and Prudential Pacific Growth Fund, Inc.); (vi) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and
(vii) employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan.

  In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

HOW TO SELL YOUR SHARES

  YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT OR PRUDENTIAL SECURITIES. SEE "HOW THE FUND VALUES ITS SHARES." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below.

  IF YOU HOLD SHARES OF THE PORTFOLIO THROUGH PRUDENTIAL SECURITIES, YOU MUST REDEEM YOUR SHARES THROUGH PRUDENTIAL SECURITIES. PLEASE CONTACT YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT IN ORDER FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquires of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray or SmartPath Plan, if the proceeds of the redemption are invested in another investment option of the plan, in the name of the record holder and at the same address reflected in the Transfer Agent's records, a signature guarantee is not required.

  PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE CERTIFICATE AND/OR WRITTEN REQUEST, EXCEPT AS INDICATED BELOW. IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE CREDITED TO YOUR PRUDENTIAL SECURITIES ACCOUNT, UNLESS YOU INDICATE OTHERWISE. Such payment may be postponed or the right of redemption suspended at times
(a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or
(d) during any other period when the Commission, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

  PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR ITS TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.

  REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payments wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

  INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

  90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Portfolio at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Fund's Transfer Agent, either directly or through Prudential Securities, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal income tax treatment of any gain realized upon redemption.

 CONTINGENT DEFERRED SALES CHARGES

  Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 3% to zero over a four-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding four years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed--Distributor" and "Waiver of the Contingent Deferred Sales Charges--Class B Shares" below.

  The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares."

  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                       CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE
        YEAR SINCE PURCHASE                            OF DOLLARS INVESTED OR
        PAYMENT MADE                                   REDEMPTION PROCEEDS
        -------------------                            -------------------------
        First.........................................           3.0%
        Second........................................           2.0%
        Third.........................................           1.0%
        Fourth........................................           1.0%
        Fifth.........................................           None

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Portfolio shares made during the preceding four years; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

  For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 2% (the applicable rate in the second year after purchase) for a total CDSC of $4.80.

  For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

  The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 59 1/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchase prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (i.e., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

  Systematic Withdrawal Plan. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually, on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

  In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

  You must notify the Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

  A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares--Quantity Discount--Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

  PruArray or SmartPath Plans. The CDSC will be waived on redemptions from certain qualified and non-qualified retirement and deferred compensation plans that participate in the Transfer Agent's PruArray and SmartPath Programs.

CONVERSION FEATURE--CLASS B SHARES

  Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Conversions will be effected at relative NAV without the imposition of any additional sales charge. The first conversion of Class B shares occurred in February 1995, when the conversion feature was first implemented.

  Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least five years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

  For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately five years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately five years from the initial purchase (i.e., $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

  Since annual distribution-related fees are lower for Class A shares than Class B shares, the NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

  For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately six years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

  The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Portfolio will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

  AS A SHAREHOLDER OF THE PORTFOLIO, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS (THE EXCHANGE PRIVILEGE), INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENTS OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the date of the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature--Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account--Exchange Privilege" in the Statement of Additional Information.

  IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order. The Exchange Privilege is available only in states where the exchange may legally be made.

  IF YOU HOLD SHARES THROUGH PRUDENTIAL SECURITIES, YOU MUST EXCHANGE YOUR SHARES BY CONTACTING YOUR PRUDENTIAL SECURITIES FINANCIAL ADVISER.

  IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

  You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

  IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC, AT THE ADDRESS NOTED ABOVE.

  SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities or Prusec that they are eligible for this special exchange privilege.

  Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which the Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (i.e., voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

  The Exchange Privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

  FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

  To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

  In addition to the exchange privilege, as a shareholder in the Portfolio you can take advantage of the following additional services and privileges.

  . AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Portfolio at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. If you hold shares through Prudential Securities, you should contact your financial adviser.

  . AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP, you may make regular purchases of the Portfolio's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account (including a Command Account). For additional information about this service, you may contact your Prudential Securities financial adviser, Prusec representative or the Transfer Agent directly.

  . TAX DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and tax-sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

  . SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges" above.

  . REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses, the Fund will provide one annual and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

  . SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone, at (800) 225-1852 (toll-free) or, from outside the U.S.A., at
(908) 417-7555 (collect).

  For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE

BOND RATINGS

  Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

  Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM DEBT RATINGS

  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

  PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.

  PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

STANDARD & POOR'S RATINGS GROUP

DEBT RATINGS

  AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

  A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

  BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

  BB, B, CCC, CC AND C: Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

  A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

  A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                       THE PRUDENTIAL MUTUAL FUND FAMILY

  Prudential offers a broad range of mutual funds designed to meet your individual needs. We welcome you to review the investment options available through our family of funds. For more information on the Prudential Mutual Funds, including charges and expenses, contact your Prudential Securities financial adviser or Prusec representative or telephone the Funds at (800) 225-1852 for a free prospectus. Read the prospectus carefully before you invest or send money.


        TAXABLE BOND FUNDS                            EQUITY FUNDS

 Prudential Diversified Bond Fund, Inc.     Prudential Balanced Fund
                                            Prudential Distressed Securities
 Prudential Government Income Fund, Inc.    Fund, Inc.
 Prudential Government Securities Trust
   Short-Intermediate Term Series           Prudential Emerging Growth Fund,
                                            Inc.
 Prudential High Yield Fund, Inc.
                                            Prudential Equity Fund, Inc.
 Prudential Mortgage Income Fund, Inc.
                                            Prudential Equity Income Fund
 Prudential Structured Maturity Fund, Inc.
                                            Prudential Index Series Fund
   Income Portfolio
                                              Prudential Bond Market Index
                                            Fund

       TAX-EXEMPT BOND FUNDS
                                              Prudential Europe Index Fund

 Prudential California Municipal Fund         Prudential Pacific Index Fund

   California Series
   California Income Series                   Prudential Small-Cap Index Fund

 Prudential Municipal Bond Fund
                                              Prudential Stock Index Fund
   High Yield Series
   Insured Series                           Prudential Jennison Series Fund,
                                            Inc.
   Intermediate Series
 Prudential Municipal Series Fund             Prudential Jennison Active
                                            Balanced Fund
   Florida Series
   Maryland Series                            Prudential Jennison Growth Fund

   Massachusetts Series
   Michigan Series                            Prudential Jennison Growth &
                                            Income Fund
   New Jersey Series
   New York Series                          Prudential Multi-Sector Fund, Inc.

   North Carolina Series
   Ohio Series                              Prudential Small-Cap Quantum Fund,
                                            Inc.
   Pennsylvania Series
 Prudential National Municipals Fund, Inc.  Prudential Small Company Value
                                            Fund, Inc.
                                            Prudential Utility Fund, Inc.

                                            Nicholas-Applegate Fund, Inc.
           GLOBAL FUNDS                     . Taxable Money Market Funds
                                              Nicholas-Applegate Growth Equity
                                            Fund

                                            Cash Accumulation Trust

                                              Liquid Assets Fund

 Prudential Europe Growth Fund, Inc.
                                              National Money Market Fund
                                                   MONEY MARKET FUNDS
 Prudential Global Genesis Fund, Inc.       Prudential Government Securities
                                            Trust

 Prudential Global Limited Maturity Fund, Inc.
   Limited Maturity Portfolio                 Money Market Series
                                              U.S. Treasury Money Market
                                            Series
 Prudential Intermediate Global Income Fund, Inc.

 Prudential International Bond Fund, Inc.
 Prudential Natural Resources Fund, Inc.    Prudential Special Money Market
 Prudential Pacific Growth Fund, Inc.       Fund, Inc.
 Prudential World Fund, Inc.                  Money Market Series
   Global Series                            Prudential MoneyMart Assets, Inc.

   International Stock Series
 The Global Total Return Fund, Inc.         . Tax-Free Money Market Funds
 Global Utility Fund, Inc.                  Prudential Tax-Free Money Fund,
                                            Inc.
                                            Prudential California Municipal
                                            Fund
                                              California Money Market Series
                                            Prudential Municipal Series Fund
                                              Connecticut Money Market Series
                                              Massachusetts Money Market
                                            Series
                                              New Jersey Money Market Series
                                              New York Money Market Series

                                            . Command Funds
                                            Command Money Fund
                                            Command Government Fund
                                            Command Tax-Free Fund

                                            . Institutional Money Market Funds
                                            Prudential Institutional Liquidity
                                            Portfolio, Inc.
                                              Institutional Money Market
                                            Series

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
FUND HIGHLIGHTS............................................................   2
 What are the Portfolio's Risk Factors and Special Characteristics?........   2
FUND EXPENSES..............................................................   4
FINANCIAL HIGHLIGHTS.......................................................   5
HOW THE FUND INVESTS.......................................................   8
 Investment Objective and Policies.........................................   8
 Hedging and Return Enhancement Strategies.................................  13
 Other Investments and Policies............................................  14
 Investment Restrictions...................................................  16
HOW THE FUND IS MANAGED....................................................  17
 Manager...................................................................  17
 Distributor...............................................................  17
 Fee Waiver................................................................  19
 Portfolio Transactions....................................................  19
 Custodian and Transfer and Dividend Disbursing Agent......................  19
 Year 2000.................................................................  19
HOW THE FUND VALUES ITS SHARES.............................................  19
HOW THE FUND CALCULATES PERFORMANCE........................................  20
TAXES, DIVIDENDS AND DISTRIBUTIONS.........................................  20
GENERAL INFORMATION........................................................  22
 Description of Common Stock...............................................  22
 Additional Information....................................................  23
SHAREHOLDER GUIDE..........................................................  23
 How to Buy Shares of the Fund.............................................  23
 Alternative Purchase Plan.................................................  24
 How to Sell Your Shares...................................................  28
 Conversion Feature--Class B Shares........................................  31
 How to Exchange Your Shares...............................................  32
 Shareholder Services......................................................  34
DESCRIPTION OF SECURITY RATINGS............................................ A-1
THE PRUDENTIAL MUTUAL FUND FAMILY.......................................... B-1

--------------------------------------------------------------------------------

MF140A

             Class A: 743924-10-2
CUSIP Nos.:  Class B: 743924-20-1
             Class C: 743924-30-0
             Class Z: 743924-70-6


PRUDENTIAL
STRUCTURED
MATURITY
FUND, INC.


                                  PROSPECTUS
                              March 2, 1998


                              www.prudential.com

                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.

                      Statement of Additional Information

                           dated March 4, 1998

  Prudential Structured Maturity Fund, Inc. (the Fund), is an open-end, management investment company comprised of two Portfolios--the Income Portfolio and the Municipal Income Portfolio. Only the Income Portfolio is offered at this time. The investment objective of the Income Portfolio (the Portfolio) is high current income consistent with the preservation of principal. The Portfolio seeks to achieve its objective primarily through structuring its portfolio by utilizing a "laddered" maturity strategy. The Portfolio invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. The Portfolio may also invest up to 10% of its total assets in securities rated below BBB by Standard & Poor's Ratings Group or Baa by Moody's Investors Service (or a similar nationally recognized statistical rating organization), or, if not rated, of comparable quality in the opinion of the investment adviser. These securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Portfolio's assets. As the securities in each annual category mature or as new investments are made in the Portfolio, the proceeds will be invested to maintain the balance of investments among the six annual maturity categories. There can be no assurance that the Portfolio's investment objective will be achieved. See "Investment Objective and Policies."

  The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Income Portfolio, dated March 4, 1998, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                   TO PAGE IN
                                                                   PROSPECTUS
                                                                 ---------------
                                                                     INCOME
                                                           PAGE     PORTFOLIO
                                                           ----- ---------------
General Information......................................  B-2          22
Investment Objective and Policies........................  B-2           8
Investment Restrictions..................................  B-10         16
Directors and Officers...................................  B-11         17
Manager..................................................  B-14         17
Distributor..............................................  B-16         17
Portfolio Transactions...................................  B-18         19
Purchase and Redemption of Fund Shares...................  B-18         23
Shareholder Investment Account...........................  B-21         23
Net Asset Value..........................................  B-24         19
Taxes, Dividends and Distributions.......................  B-25         20
Performance Information..................................  B-27         20
Custodian, Transfer and Dividend Disbursing Agent and In-
 dependent Accountants...................................  B-29         19
Financial Statements.....................................  B-30         --
Independent Auditors' Report.............................  B-40         --
Appendix I--General Investment Information...............  I-1          --
Appendix II--Historical Performance Data.................  II-1         --
Appendix III--Information Relating to Prudential.........  III-1        --

-------------------------------------------------------------------------------
MF140B

                              GENERAL INFORMATION

  The Fund initially offered only one series known as Prudential Structured Maturity Fund. On July 15, 1993, the Board of Directors authorized the creation of the Municipal Income Portfolio and approved the designation of the existing shares of the Fund as shares of the Income Portfolio. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Structured Maturity Fund, Inc. to Prudential Structured Maturity Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Income Portfolio (the Portfolio) is high current income consistent with the preservation of principal. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus. The Portfolio seeks to achieve its objective primarily through structuring its portfolio by utilizing a "laddered" maturity strategy. The Portfolio invests primarily in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. The Portfolio may also invest up to 10% of its total assets in securities rated below BBB by Standard & Poor's Ratings Group (S&P) or Baa by Moody's Investors Service (Moody's) (or comparably rated by a similar nationally recognized statistical rating organization), or, if not rated, of comparable quality in the opinion of the investment adviser. Under normal market conditions these securities are allocated by maturity among six annual maturity categories ranging from one year or less to between five and six years with each category representing approximately one-sixth of the Portfolio's assets. As the securities in each annual category mature or as new investments are made in the Portfolio, the proceeds will be invested to maintain the balance of investments among the six annual maturity categories. There can be no assurance that the Portfolio's investment objective will be achieved.

  The Portfolio may invest in the following types of securities:

U.S. Government Securities

  MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT INSTRUMENTALITIES. Mortgages backing the securities purchased by the Portfolio include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, fifteen-year mortgages, adjustable rate mortgages and balloon payment mortgages. A balloon payment mortgage-backed security is an amortizing mortgage security with installments of principal and interest, the last installment of which is predominantly principal. All of these mortgages can be used to create pass-through securities. A pass-through security is formed when mortgages are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgages is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an undivided mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. The remaining expected average life of a pool of mortgage loans underlying a mortgage-backed security is a prediction of when the mortgage loans will be repaid and is based upon a variety of factors, such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgage loans has been outstanding, the interest rates payable on the mortgage loans and the current interest rate environment. Because mortgage-backed securities are often prepaid, a pass-through security with a stated remaining maturity of more than its remaining expected average life will be deemed by the Portfolio, for purposes of determining the Portfolio's effective dollar-weighted average maturity, to have a remaining maturity equal to its remaining expected average life. The determination of the remaining expected average life of mortgage-backed securities will be made by the investment adviser, subject to the supervision of the Fund's Board of Directors. In selecting investments for the Portfolio and in determining the remaining maturity, the investment adviser will rely on average remaining life data published by various mortgage-backed securities dealers except to the extent such data are deemed unreasonable by the investment adviser. The investment adviser might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers. The Portfolio's effective dollar-weighted average maturity is expected to be between 2 1/2 and 3 1/2 years.

  During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Portfolio's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses.

  GNMA CERTIFICATES. Certificates of the Government National Mortgage Association (GNMA Certificates) are mortgage-backed securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolio purchases are the modified pass-through type. Modified pass-through GNMA Certificates entitle the holder to receive a share of all interest and principal prepayments paid and owed on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment. The GNMA Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed-rate level payment mortgage loans; (ii) fixed-rate graduated payment mortgage loans; (iii) fixed-rate growing equity mortgage loans; (iv) fixed-rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans (buydown mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to-four family housing units.

  GNMA GUARANTEE. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act, as amended (the Housing Act), authorizes GNMA to guarantee the timely payment of principal and interest on certificates that are based on and backed by a pool of mortgages insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (FHA loans), or guaranteed by the Veterans Administration under the Servicemen's Retirement Act of 1944, as amended (VA loans), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

  FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

  The FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates. The Portfolio does not intend to invest in guaranteed mortgage certificates. PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

  FNMA SECURITIES. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages. FNMA issues guaranteed mortgage pass-through certificates (FNMA Certificates). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the stated principal amount.

  ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, adjustable rate mortgage securities (ARMs) have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and fixed-rate mortgage securities (FRMs) is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that is charged during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities. The Portfolio expects this characteristic to contribute to its objective of preservation of principal.

  FIXED-RATE MORTGAGE SECURITIES. The Portfolio anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

  CHARACTERISTICS OF MORTGAGE-BACKED SECURITIES. The interest rates paid on the ARMs in which the Portfolio invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMs issued by FNMA), tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

  The underlying mortgages which collateralize the ARMs, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs), in which the Portfolio invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

  The market value of mortgage securities, like other U.S. Government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

  In addition, mortgage-backed securities which are secured by manufactured (mobile) homes and multi-family residential properties, such as GNMA and FNMA certificates, are subject to a higher risk of default than are other types of mortgage-backed securities. The investment adviser will seek to minimize this risk by investing in mortgage-backed securities rated at least A by Moody's or S&P.

  STRIPS. The Portfolio may invest in component parts of U.S. Government securities, namely, either the corpus (principal) of such obligations or one of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (i) obligations from which the interest coupons have been stripped, (ii) the interest coupons that are stripped, (iii) book entries at a Federal Reserve member bank representing ownership of obligation components or (iv) receipts evidencing the component parts (corpus or coupons) of U.S. Government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. Government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. U.S. Government obligations, including those underlying such receipts, are backed by the full faith and credit of the U.S. Government.

Mortgage-Backed Securities

  Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. There are currently three basic types of mortgage-backed securities: (i) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as GNMA, FNMA and FHLMC, described under "U.S. Government Securities" above; (ii) those issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (iii) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a U.S. Government guarantee but usually having some form of private credit enhancement.

  The Portfolio intends to invest in non-agency whole loan mortgage-backed securities rated at least AA by S&P or Aa by Moody's.

  Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed-rate or adjustable rate mortgage loans. Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.

  COLLATERALIZED MORTGAGE OBLIGATIONS. Certain issuers of mortgage-backed obligations (CMOs), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (REMICs), are not considered investment companies pursuant to a rule adopted by the Securities and Exchange Commission (Commission), and the Portfolio may invest in the securities of such issuers without the limitations imposed by the Investment Company Act of 1940, as amended (the Investment Company Act) on investments by the Portfolio in other investment companies. In addition, in reliance on an earlier Commission interpretation, the Portfolio's investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission's interpretation, these CMOs must be unmanaged, fixed asset issuers, that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities, (c) operate under general exemptive orders exempting them from all provisions of the Investment Company Act, and (d) are not registered or regulated under the Investment Company Act as investment companies. To the extent that the Portfolio selects CMOs or REMICs that cannot rely on the rule or do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

OTHER INVESTMENTS

  REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreement transactions. The Portfolio's repurchase agreements will be collateralized by U.S. Government obligations. The Portfolio will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties, under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Portfolio will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Portfolio will suffer a loss.

  The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Portfolio may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

  MONEY MARKET INSTRUMENTS. The Portfolio may invest in high quality money market instruments, including:

  1. Obligations denominated in U.S. dollars (including certificates of deposit, bankers' acceptances and time deposits) of commercial banks, savings banks and savings and loan associations having, at the time of acquisition by the Portfolio of such obligations, total assets of not less than $1 billion or its equivalent. The Portfolio may invest in obligations of domestic banks, foreign banks, and branches and offices thereof. The term "certificates of deposit" includes both Eurodollar certificates of deposit, for which there is generally a market, and Eurodollar time deposits, for which there is generally not a market. Eurodollars are U.S. dollars deposited in banks outside the United States. For this purpose, the certificates of deposit may have terms in excess of one year.

  2. Commercial paper, variable amount demand master notes, bills, notes and other obligations issued by a U.S. company, a foreign company or a foreign government, its agencies, instrumentalities or political subdivisions, maturing in one year or less, denominated in U.S. dollars, and, at the date of investment, rated at least A-2 by S&P or Prime-2 by Moody's, or, if not rated, issued by an entity having an outstanding unsecured debt issue rated at least A or A-2 by S&P or A or Prime-2 by Moody's. If such obligations are guaranteed or supported by a letter of credit issued by a bank, the bank (including a foreign bank) must meet the requirements set forth in paragraph 1 above. If such obligations are guaranteed or insured by an insurance company or other non-bank entity, the insurance company or other non-bank entity must represent a credit of high quality, as determined by the Fund's Board of Directors. Under the Investment Company Act, a guaranty is not deemed to be a security of the guarantor for purposes of satisfying the diversification requirements provided that the securities issued or guaranteed by the guarantor and held by the Portfolio do not exceed 10% of the Portfolio's total assets.

  LENDING OF SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 30% of the value of the Portfolio's total assets and that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Portfolio continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

  A loan may be terminated by the borrower on one business day's notice or by the Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Portfolio, and any gain or loss in the market price during the loan would inure to the Portfolio.

  Since voting or consent rights, if any, which accompany loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan. The Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

  RISK FACTORS RELATING TO INVESTING IN HIGH YIELD SECURITIES. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities, commonly referred to as junk bonds, are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Portfolio. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

  Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's value (NAV). The responsibility of the Fund's Board of Directors to value the securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Moreover, under the circumstances where the Portfolio owns the majority of an issue, market and credit risks may be greater.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Portfolio's portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

  Ratings of fixed income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

  Federal laws require the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could also adversely affect the Portfolio's NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

  Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Portfolio and increasing the exposure of the Portfolio to the risks of high yield securities.

  WORLD BANK OBLIGATIONS. The Portfolio may purchase obligations of the International Bank for Reconstruction and Development (the World Bank). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

  INSTRUMENTS WITH PUTS. The Portfolio may purchase instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a put, and the aggregate price which the Portfolio pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Portfolio's investment objective and applicable rules issued by the Commission and subject to the supervision of the Board of Directors, the purpose of this practice with respect to money market instruments is to permit the Portfolio to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of portfolio shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Portfolio, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Portfolio. When the put is at the option of the Portfolio, the Portfolio considers the maturity of an instrument subject to the put to be the earlier of the put expiration date or the stated maturity of the instrument.

  Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Portfolio's policy is to enter into put transactions only with such brokers, dealers or financial institutions or original issuers which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution or original issuer might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Portfolio is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution or original issuer.

  OPTIONS TRANSACTIONS. The Portfolio reserves the right to enter into options transactions but has no intention of doing so in the foreseeable future.

  INTEREST RATE SWAP TRANSACTIONS. The Portfolio may enter into interest rate swap transactions, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. Under normal circumstances, the Portfolio will enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account. To the extent that the Portfolio enters into interest rate swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Portfolio's obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Portfolio believe such obligations do not constitute senior securities. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms. Since interest rate swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its rights to receive interest on its portfolio securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps. The risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make and will not exceed 5% of the Portfolio's net assets. The Portfolio will enter into interest rate swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

  INTEREST RATE FUTURES CONTRACTS. As a purchaser of an interest rate futures contract (futures contract), the Portfolio incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Portfolio incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

  The Portfolio will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of U.S. Government or other debt securities falls, the Portfolio may sell a futures contract. If declining interest rates are anticipated, the Portfolio may purchase a futures contract to protect against a potential increase in the price of U.S. Government or other debt securities the Portfolio intends to purchase. Subsequently, appropriate U.S. Government or other debt securities may be purchased by the Portfolio in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

  Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Portfolio will be able to enter into a closing transaction.

  When the Portfolio enters into a futures contract it is initially required to deposit in a segregated account performing the transaction, an initial margin of cash or liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

  Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Portfolio may be required to make subsequent deposits into the segregated account, maintained for that purpose, or cash or liquid assets, called variation margin, in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rate futures contracts can be purchased on debt securities such as U.S. Treasury Bills, Notes and Bonds, Eurodollar instruments, GNMA Certificates and bank certificates of deposit.

  The Portfolio may purchase Eurodollar futures and options thereon, which are essentially U.S. dollar-denominated futures contracts or options linked to LIBOR. Eurodollar futures contracts are currently traded on the Chicago Mercantile Exchange. They enable purchasers to obtain a fixed-rate for the lending of funds and sellers to obtain a fixed-rate for borrowings. The Portfolio would use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rates swaps are linked.

  OPTIONS ON FUTURES CONTRACTS. The Portfolio may purchase call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

  The Portfolio will purchase options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the investment adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its U.S. Government securities portfolio, it might purchase a put option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the investment adviser seeks to hedge.

  LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of commodity pool operator, subject to compliance with certain conditions. The exemption is conditioned upon the Portfolio's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Portfolio may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Portfolio's total assets. The Portfolio will use futures contracts and options thereon in a manner consistent with these requirements.

  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS THEREON. The Portfolio may sell a futures contract to protect against the decline in the value of U.S. Government securities and other debt securities held by the Portfolio. However, it is possible that the futures market may advance and the value of securities held in the Portfolio may decline. If this were to occur, the Portfolio would lose money on the futures contracts and also experience a decline of value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the market prices of the securities of a diversified portfolio will tend to move in the same direction as the prices of futures contracts.

  If the Portfolio purchases a futures contract to hedge against the increase in value of U.S. Government securities it intends to buy, and the value of such securities decreases, then the Portfolio may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

  If the Portfolio maintains a short position in a futures contract, it will cover this position by holding, in a segregated account, cash or other liquid assets equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract. Such a position may also be covered by owning the securities underlying the futures contract, or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

  In addition, if the Portfolio holds a long position in a futures contract, it will hold cash or other liquid assets equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

  Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Portfolio has insufficient cash, it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The ability to close out options and futures positions could also have an adverse impact on the Portfolio's ability to effectively hedge its portfolio.

  In the event of the bankruptcy of a broker through which the Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Portfolio only with brokers or financial institutions deemed creditworthy by the investment adviser.

  While the futures contracts and options transactions to be engaged in by the Portfolio for the purpose of hedging the Portfolio's securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of the Portfolio's securities is that the prices of securities subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Portfolio seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

  There may exist an imperfect correlation between the price movements of futures contracts purchased by the Portfolio and the movements in the prices of the securities which are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationships between the debt securities and futures market could result. Price distortions could also result if investors in futures contracts elect to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of U.S. Government securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the investment adviser may still not result in a successful hedging transaction.

  There is no assurance that a liquid secondary market will exist for the futures contracts and options thereon in which the Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Portfolio from closing out a contract which may result in reduced gain or increased loss to the Portfolio. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

  Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Portfolio notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contracts or underlying U.S. Government securities.

  The Portfolio will limit its use of futures contracts and options thereon to the purchase of Eurodollar futures contracts and options thereon linked to LIBOR.

  ILLIQUID SECURITIES. The Portfolio may hold up to 15% of its net assets in illiquid securities, including securities for which there are legal or contractual restrictions on resale, securities for which there is no readily available market and repurchase agreements having maturities of more than seven days.

  When the Portfolio enters into interest rate swaps on other than a net basis, the entire amount of the Portfolio's obligations, if any, with respect to such interest rate swaps will be treated as illiquid. To the extent that the Portfolio enters into interest rate swaps on a net basis, the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap will be treated as illiquid.

  The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Portfolio and the counterparty have provided for the Portfolio, at the Portfolio's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Portfolio of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Portfolio to treat the assets used as cover as liquid.

  PORTFOLIO TURNOVER. The Income Portfolio's turnover rates in 1997 and 1996 were 180% and 170%, respectively. The investment adviser expects that, under normal circumstances, the Portfolio's turnover rate may be as high as 200%. See "How the Fund Invests--Investment Objective and Policies--Other Investments and Policies" in the Prospectus.

  SEGREGATED ACCOUNTS. When the Portfolio is required to segregate assets in connection with certain hedging transactions, it will maintain cash or liquid assets in a segregated account. "Liquid assets" means cash, U.S. Government securities, equity securities (including foreign securities), debt obligations or other liquid, unencumbered assets, marked-to-market daily.

                            INVESTMENT RESTRICTIONS

  The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Portfolio. A "majority of the outstanding voting securities" of the Portfolio, when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

  The Portfolio may not:

  1. Purchase securities on margin (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or variation margin in connection with options or futures contracts is not considered the purchase of a security on margin.

  2. Make short sales of securities or maintain a short position, except short sales "against the box".

  3. Issue senior securities, borrow money or pledge its assets, except that the Portfolio may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and may pledge up to 20% of the value of its total assets to secure such borrowings. The purchase or sale of securities on a "when-issued" or delayed delivery basis, and the purchase and sale of financial futures contracts and collateral arrangements with respect thereto and with respect to interest rate swap transactions, covered dollar rolls and reverse repurchase agreements, are not deemed to be a pledge of assets and such arrangements are not deemed to be the issuance of a senior security. The Portfolio will not purchase portfolio securities if its borrowings exceed 5% of its net assets.

  4. Purchase any security (other than obligations of the U.S. Government, its agencies and instrumentalities including municipal obligations and obligations guaranteed as to principal and interest) if as a result: (i) with respect to 75% of its net assets, more than 5% of the Portfolio's total assets (determined at the time of investment) would then be invested in securities of a single issuer or (ii) 25% or more of the Portfolio's total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in the same industry.

  5. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of such Portfolio's total assets would be invested in such securities.

  6. Buy or sell real estate or interests in real estate, except that the Portfolio may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Portfolio may not purchase interests in real estate limited partnerships which are not readily marketable.

  7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  8. Make investments for the purpose of exercising control or management.

  9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

  10. Invest in interests in oil, gas or other mineral exploration or development programs, except that the Portfolio may invest in the securities of companies which invest in or sponsor such programs.

  11. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities (limited to 30% of the value of the Portfolio's total assets).

  12. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by restriction number 9.

  13. Buy or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and options thereon.

  Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Portfolio's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Portfolio's asset coverage for borrowing falls below 300%, the Portfolio will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

NAME, ADDRESS** AND    POSITION WITH                       PRINCIPAL OCCUPATIONS
AGE                    THE FUND                             DURING PAST 5 YEARS
-------------------    -------------                       ---------------------
Edward D. Beach (73)   Director               President and Director of BMC Fund, Inc., a
                                               closed-end investment company; formerly Vice
                                               Chairman of Broyhill Furniture Industries,
                                               Inc.; Certified Public Accountant; Secretary
                                               and Treasurer of Broyhill Family Foundation,
                                               Inc.; Member of the Board of Trustees of Mars
                                               Hill College; Director of The High Yield Income
                                               Fund, Inc.
Eugene C. Dorsey (71)  Director               Retired President, Chief Executive Officer and
                                               Trustee of the Gannett Foundation (now Freedom
                                               Forum); former Publisher of four Gannett
                                               newspapers and Vice President of Gannett
                                               Company; past Chairman of Independent Sector,
                                               Washington, D.C. (national coalition of
                                               philanthropic organizations); former Chairman
                                               of the American Council for the Arts; Director
                                               of the Advisory Board of Chase Manhattan Bank
                                               of Rochester, The High Yield Income Fund, Inc.;
                                               President and Director of First Financial Fund,
                                               Inc.
Delayne Dedrick        Director               Marketing and Management Consultant; Director of
Gold (59)                                      The High Yield Income Fund, Inc.
*Robert F. Gunia (51)  Vice President         Vice President, Prudential Investments (since
                       and Director            September 1997); Executive Vice President and
                                               Treasurer (since December 1996), Prudential
                                               Investments Fund Management LLC (PIFM); Senior
                                               Vice President (since March 1987) of Prudential
                                               Securities Incorporated (Prudential
                                               Securities); formerly Chief Administrative
                                               Officer (July 1990-September 1996), Director
                                               (January 1989-September 1996) and Executive
                                               Vice President, Treasurer and Chief Financial
                                               Officer (June 1987-September 1996) of
                                               Prudential Mutual Fund Management, Inc.; Vice
                                               President and Director of The Asia Pacific
                                               Fund, Inc. (since May 1989); Director of The
                                               High Yield Income Fund, Inc.
*Harry A. Jacobs,      Director               Senior Director (since January 1986) of
Jr. (76)                                       Prudential Securities; formerly Interim
One Seaport Plaza                              Chairman and Chief Executive Officer of
New York, NY 10292                             Prudential Mutual Fund Management, Inc. (June-
                                               September 1993); formerly Chairman of the Board
                                               of Prudential Securities (1982-1985) and
                                               Chairman of the Board and Chief Executive
                                               Officer of Bache Group Inc. (1977-1982);
                                               Director of the Center for National Policy, The
                                               First Australia Fund, Inc., The First Australia
                                               Prime Income Fund, Inc. and The High Yield
                                               Income Fund, Inc.
*Mendel A. Melzer,     Director               Chief Investment Officer (since October 1996) of
CFA (37)                                       Prudential Mutual Funds; formerly Chief
751 Broad Street                               Financial Officer (November 1995-September
Newark, NJ 07102-4077                          1996) of Prudential Investments; Senior Vice
                                               President and Chief Financial Officer (April
                                               1993-November 1995) of Prudential Preferred
                                               Financial Services, Managing Director (April
                                               1991-April 1993) of Prudential Investment
                                               Advisors, and Senior Vice President (July 1989-
                                               April 1991) of Prudential Capital Corporation;
                                               Chairman and Director of Prudential Series
                                               Fund, Inc.; Director of The High Yield Income
                                               Fund, Inc.

                          POSITION WITH                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE   THE FUND                             DURING PAST 5 YEARS
-----------------------   -------------                       ---------------------
Thomas T. Mooney (56)     Director               President of Greater Rochester Metro Chamber of
                                                  Commerce; former Rochester City Manager;
                                                  Trustee of Center for Governmental Research,
                                                  Inc.; Director of Blue Cross of Rochester, The
                                                  Business Council of New York State, Monroe
                                                  County Water Authority, Rochester Jobs, Inc.,
                                                  Executive Service Corps of Rochester, Monroe
                                                  County Industrial Development Corporation,
                                                  Northeast Midwest Institute and The High Yield
                                                  Income Fund, Inc.; President, Director and
                                                  Treasurer of First Financial Fund, Inc. and The
                                                  High Yield Plus Fund, Inc.
Thomas H. O'Brien (73)    Director               President of O'Brien Associates Financial and
                                                  Management Consultants (since April 1984);
                                                  formerly President of Jamaica Water Securities
                                                  Corp. (February 1989-August 1990), Chairman of
                                                  the Board and Chief Executive Officer
                                                  (September 1987-February 1989) of Jamaica Water
                                                  Supply Company and Director (September 1987-
                                                  April 1991); Director and President of Winthrop
                                                  Regional Health Systems, Inc. and United
                                                  Presbyterian Home; Director of Ridgewood
                                                  Savings Bank and The High Yield Income Fund,
                                                  Inc.; Trustee of Hofstra University.
*Richard A. Redeker (54)  President and          Employee of Prudential Investments; formerly
751 Broad Street          Director                President, Chief Executive Officer and Director
Newark, NJ 07102-4077                             (October 1993-September 1996), Prudential
                                                  Mutual Fund Management, Inc., Executive Vice
                                                  President, formerly Director and Member of
                                                  Operating Committee (October 1993-September
                                                  1996) of Prudential Securities, Director
                                                  (October 1993-September 1996) of Prudential
                                                  Securities Group, Inc., Executive Vice
                                                  President, The Prudential Investment
                                                  Corporation; Executive Vice President, The
                                                  Prudential Investment Corporation (January
                                                  1994-September 1996), Director (January 1994-
                                                  September 1996) of Prudential Mutual Fund
                                                  Distributors, Inc. and Prudential Mutual Fund
                                                  Services, Inc. and Senior Executive Vice
                                                  President and Director of Kemper Financial
                                                  Services, Inc. (September 1978-September 1993);
                                                  President and Director of The High Yield Income
                                                  Fund, Inc.
Nancy H. Teeters (67)     Director               Economist; formerly Vice President and Chief
                                                  Economist of International Business Machines
                                                  Corporation (March 1986-June 1990); Member of
                                                  the Board of Governors of the Horace Rockham
                                                  School of Graduate Studies of the University of
                                                  Michigan; Director of Inland Steel Industries
                                                  (since July 1991) and The High Yield Income
                                                  Fund, Inc.
Louis A. Weil, III (56)   Director               Publisher and Chief Executive Officer (since
                                                  January 1996) and Director (since September
                                                  1991) of Central Newspapers, Inc.; Chairman of
                                                  the Board (since January 1996), Publisher and
                                                  Chief Executive Officer (August 1991-December
                                                  1995) of Phoenix Newspapers, Inc.; formerly
                                                  Publisher of Time Magazine (May 1989-March
                                                  1991); formerly President, Publisher and Chief
                                                  Executive Officer of The Detroit News (February
                                                  1986-August 1989); formerly member of the
                                                  Advisory Board, Chase Manhattan Bank-
                                                  Westchester; Director of The High Yield Income
                                                  Fund, Inc.

                          POSITION WITH                       PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE   THE FUND                             DURING PAST 5 YEARS
-----------------------   -------------                       ---------------------
S. Jane Rose (52)         Secretary              Senior Vice President (since December 1996),
                                                  PIFM; Senior Vice President and Senior Counsel
                                                  (since July 1992) of Prudential Securities;
                                                  formerly Senior Vice President (January 1991-
                                                  September 1996) and Senior Counsel (June 1987-
                                                  September 1996) of Prudential Mutual Fund
                                                  Management, Inc.
Grace C. Torres (38)      Treasurer and          First Vice President (since December 1996) of
                          Principal Financial     PIFM; First Vice President (since March 1994)
                          and Accounting          of Prudential Securities; formerly First Vice
                          Officer                 President (March 1994-September 1996) of
                                                  Prudential Mutual Fund Management, Inc. and
                                                  Vice President (July 1989-March 1994) of
                                                  Bankers Trust Corporation.
Stephen M. Ungerman (45)  Assistant Treasurer    Tax Director (since March 1996) of Prudential
                                                  Investments and the Private Asset Group of the
                                                  Prudential Insurance Company of America
                                                  (Prudential); formerly First Vice President of
                                                  Prudential Mutual Fund Management, Inc.
                                                  (February 1993-September 1996); and Senior Tax
                                                  Manager (1981-January 1993) of Price Waterhouse
                                                  LLP.
Deborah A. Docs (40)      Assistant Secretary    Vice President (since December 1996) of PIFM;
                                                  Vice President and Associate General Counsel
                                                  (June 1991-September 1996) of PIFM; Vice
                                                  President and Associate General Counsel of
                                                  Prudential Securities.

---------

 * "Interested" Director, as defined in the Investment Company Act, by reason of his affiliation with Prudential, Prudential Securities or PIFM.

** Unless otherwise indicated, the address of the Directors and Officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

  Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

  The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

  The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach, Jacobs, and O'Brien are scheduled to retire on December 31, 1999, 1998 and 1999, respectively.

  The Fund pays each of its Directors who is not an affiliated person of PIFM annual compensation of $4,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

  Directors may receive their Director's fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of the Fund (the Fund Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

  Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

  The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1997 and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1997. Below are listed all Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.

                              COMPENSATION TABLE

                                                                             TOTAL
                                         PENSION OR                       COMPENSATION
                                         RETIREMENT                        FROM FUND
                          AGGREGATE   BENEFITS ACCRUED ESTIMATED ANNUAL     AND FUND
                         COMPENSATION AS PART OF FUND   BENEFITS UPON     COMPLEX PAID
NAME AND POSITION         FROM FUND       EXPENSES        RETIREMENT      TO DIRECTORS
-----------------        ------------ ---------------- ---------------- ----------------
Edward D. Beach--
 Director...............    $4,500          None             N/A        $135,000(38/63)*
Eugene C. Dorsey--
 Director**.............    $4,500          None             N/A        $ 70,000(16/43)*
Delayne Dedrick Gold--
 Director...............    $4,500          None             N/A        $135,000(38/63)*
Robert F. Gunia--
 Director and Vice
 President(/1/).........        --            --              --                   --
Harry A. Jacobs, Jr.--
 Director(/1/)..........        --            --              --                   --
Donald D. Lennox--
 Retired Director.......    $4,500          None             N/A        $ 90,000(26/50)*
Mendel A. Melzer, CFA--
 Director(/1/)..........        --            --              --                   --
Thomas T. Mooney--
 Director**.............    $4,500          None             N/A        $115,000(31/64)*
Thomas H. O'Brien--
 Director...............    $4,500          None             N/A        $ 45,000(11/29)*
Richard A. Redeker--
 Director and
 President(/1/).........        --          None             N/A                   --
Nancy H. Teeters--
 Director...............    $4,500          None             N/A        $ 90,000(23/42)*
Louis A. Weil, III--
 Director...............    $4,500            --              --        $ 90,000(26/50)*

-------

(/1/)Directors who are "interested" do not receive compensation from the Fund complex (including the Fund).

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.


** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1997, includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to $87,401, and $143,909 for Dorsey and Mooney, respectively.

  As of February 6, 1998, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of common stock of the Portfolio.

  As of February 6, 1998, Prudential Securities was record holder for other beneficial owners of 3,740,642 Class A shares (64% of the outstanding Class A shares), 3,767,085 Class B shares (61% of the outstanding Class B shares), 53,670 Class C shares (or 44% of the outstanding Class C shares) and 74,035 Class Z (99% of the outstanding Class Z shares) shares of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record owner.

  As of February 6, 1998, the beneficial owners, directly or indirectly, of more than 5% of the outstanding Shares were: Thomas E. Fath and Dorothy A. Fath, JT TEN 8613 Old National Pike, Boonsboro, MD 21713, who held 6,265 Class C shares of the Fund (5.2%); Sallie M. Reeves TTEE, of the Evelyn M. Anderson Trust, UA DTD 01/23/95, 8 Thyme Pl., Rancho Pallos Verdes, CA 90275, who held 7,194 Class C shares of the Fund (5.9%); Suzzane T. Shephard TTEE, 1815 Sheffield Dr., Kalamazoo, MI 49008, who held 14,569 Class C shares of the Fund (12.0%); Chester G. Baumgardner III and Joanne M. Baumgartner JT TEN, 14901 Feather Cove Rd., Clearwater, FL 33762, who held 4,837 Class Z shares of the Fund (6.5%); BSU Foundation TTEE, the Hamer D. Shafer Charitable Remainder TR UA DTD 12/21/1992, PO Box 672, Muncie, IN 47308, who held 4,044 Class Z shares of the Fund (5.5%); Mrs. Rita C. Smith TTEE, Rita C. Smith Survivors Trust, 2222 Francisco Dr. #510-180, El Dorado Hills, CA 95762-3762, who held 5,495 Class Z shares of the Fund (7.4%); and Janice May Ex, EST Ruby D. Peterson, 419 Allen Drive, Justin, TX 76247 who held 5,993 Class Z shares of the Fund (8.1%).

                                    MANAGER

  The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of December 31, 1997, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $62 billion. According to the Investment Company Institute, as of October 31, 1997, the Prudential Mutual Funds were the 17th largest family of mutual funds in the United States.

  PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

  Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

  For its services, PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .40 of 1% of the average daily net assets of the Portfolio. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Portfolio (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Portfolio's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Currently, the Fund believes that there are no such expense limitations.

  In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

  (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

  (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

  (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI, the Subadviser or the investment adviser), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

  Under the terms of the Management Agreement, the Portfolio is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or of the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Portfolio and of pricing the Portfolio's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Portfolio in connection with its securities transactions, (f) all taxes and corporate fees payable by the Portfolio to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Portfolio, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Portfolio and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, and paying the fees and expenses of notice filings made in accordance with state securities laws (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

  The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 22, 1997 and by shareholders of the Portfolio on April 25, 1990.

  For the fiscal years ended December 31, 1997, 1996 and 1995, PIFM received management fees of $616,855, $756,955, and $861,589, respectively, from the Portfolio.

  PIFM has entered into the Subadvisory Agreement with PI (the Subadviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that the Subadviser will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadviser is obligated to keep certain books and records of the Portfolio. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. The Subadviser is reimbursed by PIFM for the reasonable costs and expenses incurred by the Subadviser in furnishing those services.

  The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 22, 1997 and by shareholders of the Portfolio on April 25, 1990.

  The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM or the Subadviser upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

  Prudential Securities Incorporated (Prudential Securities or the Distributor), One Seaport Plaza, New York, New York 10292, acts as the distributor of the shares of the Portfolio.

  Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Portfolio under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expenses of distributing the Portfolio's Class A, Class B and Class C shares. Prudential Securities also incurs the expenses of distributing the Portfolio's Class Z shares under the Distribution Agreement, none of which are reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

  On June 7, 1989 and September 13, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at meetings called for the purpose of voting on each Plan, approved an amended and restated plan of distribution of the Class A shares of the Fund (the Class A Plan) and a plan of distribution for the Class B shares of the Fund (the Class B Plan). The Class A Plan was last approved by shareholders of the Fund on April 25, 1990. On September 9, 1992, the Board of Directors reauthorized the categorization of the shares of the Fund as Class A shares and the implementation of the Class B Plan. The Board of Directors reapproved the Class B Plan as restated on September 9, 1992 and the Class B Plan was approved by the sole holder of Class B shares on September 30, 1992. On June 9, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved the continuance of the Plans and Distribution Agreements and approved modifications of the Fund's Class A and Class B Plans and Distribution Agreements to conform them with recent amendments to the National Association of Securities Dealers, Inc. (NASD) maximum sales charge rule described below. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to .75 of 1% (not including the service fee) may be used as reimbursement for distribution-related expenses with respect to the Class B shares (asset-based sales charge). The Distributor has agreed to limit the distribution fee with respect to the Class B shares to no more than .75 of 1% (including the service fee of .25 of 1%) for the fiscal year ending December 31, 1997. On July 15, 1993, the Board of Directors authorized the creation of the Municipal Income Portfolio and reclassified the Fund's existing shares as shares of the Income Portfolio.

  On August 1, 1994, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Portfolio and approved further amendments to the plans of distribution for the Portfolio's Class A and Class B shares, changing them from reimbursement type plans to compensation type plans. In addition, on March 4, 1994, the Board of Directors approved, subject to shareholder approval, amendments to the Class A Plan for the Portfolio to increase the distribution fee. As so amended, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used as a service fee and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has agreed to limit the distribution fee with respect to Class A shares to .10 of 1% for the fiscal year ending December 31, 1998. The Class C Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class C shares may be paid for providing service and/or maintaining shareholder accounts, and (ii) up to .75 of 1% of the average daily net assets of the Class C shares may be paid for distribution-related expenses with respect to the Class C shares. The Plans were last approved by the Directors, including a majority of the Rule 12b-1 Directors, on May 22, 1997. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders, on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

  CLASS A PLAN. For the fiscal year ended December 31, 1997, PSI received payments of $33,000 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1996, PSI received approximately $65,000 in initial sales charges.

  CLASS B PLAN. For the fiscal year ended December 31, 1997, the Distributor received $612,500 from the Portfolio under the Class B Plan and spent approximately $183,200 in distributing the Class B shares of the Portfolio. It is estimated that of the latter amount approximately 20.6% ($37,800) was spent on compensation to Pruco Securities Corporation (Prusec), an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of the Portfolio's shares; approximately 4.3% ($7,800) on prospectus and other printing costs; and 75.2% ($137,600) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (52.9% or $97,000) and (ii) an allocation on account of overhead and other branch office distribution-related expenses (22.2% or $40,600). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating the Distributor's and Prusec's branch offices in connection with the sale of shares of the Portfolio, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of shares of the Portfolio, and (d) other incidental expenses relating to branch promotion of Fund sales.

  The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended December 31, 1997, Prudential Securities received approximately $141,000 in contingent deferred sales charges attributable to Class B shares.

  CLASS C PLAN. For the fiscal year ended December 31, 1997, the Distributor received $9,967 under the Class C Plan and spent approximately $5,700 in distributing Class C shares. It is estimated that of the latter amount, approximately 11.5% ($700) was spent on printing and mailing of prospectuses to other than current shareholders; 22.2% ($1,300) on compensation to Prusec for commissions to its representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred by it for distribution of Fund shares; and 66.3% ($3,700) was spent on the aggregate of (i) payments of commissions and account servicing fees to financial advisers (61.2% or $3,400) and (ii) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (5.1% or $300). For the fiscal year ended December 31, 1997, the Distributor also received approximately $1,000 in contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class ofthe Portfolio on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it isterminated or not continued.

  Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Portfolios by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

  Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws. The restated Distribution Agreement was last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 22, 1997.

  NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares of the Portfolio. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Portfolio may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Portfolio rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class of the Portfolio, all sales charges on shares of that class would be suspended.

                            PORTFOLIO TRANSACTIONS

  The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. The instruments purchased by the Fund are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with the rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Portfolio's ability to pursue its present investment objective. However, in the future in other circumstances, the Portfolio may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

  In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

  Subject to the above considerations, Prudential Securities may act as a securities broker for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law. For the fiscal years ended December 31, 1997, 1996, and 1995, the Fund paid no brokerage commissions.

                    PURCHASE AND REDEMPTION OF FUND SHARES

  Shares of the Portfolio may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Portfolio are offered to a limited group of investors at NAV without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

  Each class of shares represents an interest in the same portfolio of investments of the Portfolio and has the same rights, except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights with respect to any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account-- Exchange Privilege."

ISSUANCE OF FUND SHARES FOR SECURITIES

  Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (i) reorganizations, (ii) statutory mergers, or
(iii) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP

  Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 3.25% and Class B*, Class C* and Class Z shares of the Fund are sold at NAV. Using the Portfolio's NAV at December 31, 1997, the maximum offering price of the Portfolio's shares is as follows:

                                                                       Income
                                                                      Portfolio
      CLASS A                                                         ---------
      Net asset value and redemption price per Class A share.........  $11.35
      Maximum sales charge (3.25% of offering price).................     .38
                                                                       ------
      Maximum offering price to public...............................  $11.73
                                                                       ======
      CLASS B
      Net asset value, offering price and redemption price per Class
       B share*......................................................  $11.35
                                                                       ======
      CLASS C
      Net asset value, offering price and redemption price per Class
       C share*......................................................  $11.35
                                                                       ======
      CLASS Z
      Net asset value, offering price and redemption price per Class
       Z share.......................................................  $11.35
                                                                       ======

     ---------
     * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.
     See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

  COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Portfolio concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

  An eligible group of related Fund investors includes any combination of the following:

   (a) an individual;

   (b) the individual's spouse, their children and their parents;

   (c) the individual's and spouse's Individual Retirement Account (IRA);

   (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

   (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

   (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

   (g) one or more employee benefit plans of a company controlled by an individual.

  In addition, an eligible group of related investors in the Portfolio may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

  RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of the shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the value of the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. See "How the Fund Values Its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.

  LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

  For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the value of the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

  A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

  The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

  The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  The contingent deferred sales charge (CDSC) is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares-- Waiver of the Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER         REQUIRED DOCUMENTATION
------------------         ----------------------
Death                      A copy of the shareholder's death certificate or, in
                           the case of a trust, a copy of the grantor's death
                           certificate, plus a copy of the trust agreement
                           identifying the grantor.
Disability--An individual  A copy of the Social Security Administration award
will be considered         letter or a letter from a physician on the physician's
disabled if he or she is   letterhead stating that the shareholder (or, in the
unable to engage in any    case of a trust, the grantor) is permanently disabled.
substantial gainful        The letter must also indicate the date of disability.
activity by reason of any
medically determinable
physical or mental
impairment which can be
expected to result in
death or to be of long-
continued and indefinite
duration.
Distribution from an IRA   A copy of the distribution form from the custodial firm
or 403(b) Custodial        indicating (i) the date of birth of the shareholder and
Account                    (ii) that the shareholder is over age 59 1/2 and is
                           taking a normal distribution--signed by the
                           shareholder.
Distribution from          A letter signed by the plan administrator/trustee
Retirement Plan            indicating the reason for the distribution.
Excess Contributions       A letter from the shareholder (for an IRA) or the plan
                           administrator/trustee on company letterhead indicating
                           the amount of the excess and whether or not taxes have
                           been paid.

  The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

  While a quantity discount is not available for Class B shares of the Portfolio, a quantity discount may apply with respect to Class B shares exchanged from another Prudential Mutual Fund. The contingent deferred sales charge may be reduced on redemptions of Class B shares of the Portfolio if the investor qualified for a quantity discount upon the initial purchase of shares exchanged into the Portfolio.

                        SHAREHOLDER INVESTMENT ACCOUNT

  Upon the initial purchase of shares of the Portfolio, a Shareholder Investment Account is established for each investor under which shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

  For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Portfolio. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

  The Portfolio makes available to its shareholders the privilege of exchanging their shares of the Portfolio for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of other Prudential Mutual Funds may also be exchanged for shares of the Portfolio. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

  It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

  CLASS A. Shareholders of the Portfolio may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

  The following money market funds participate in the Class A Exchange
Privilege:

     Prudential California Municipal Fund
      (California Money Market Series)
     Prudential Government Securities Trust

      (Money Market Series) (Class A Shares)

      (U.S. Treasury Money Market Series) (Class A Shares)
     Prudential Municipal Series Fund
      (Connecticut Money Market Series)
      (Massachusetts Money Market Series)
      (New Jersey Money Market Series)
      (New York Money Market Series)

     Prudential MoneyMart Assets, Inc. (Class A Shares)
     Prudential Tax-Free Money Fund, Inc.

  CLASS B AND CLASS C. Shareholders of the Portfolio may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc. No contingent deferred sales charge will be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

  Class B and Class C shares of the Portfolio may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Portfolio from a money market fund during the month (and are held in the Portfolio at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the five year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

  At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Portfolio, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

  CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

  Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

  Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

  Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university./1/

  The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals./2/

        PERIOD OF
        MONTHLY INVESTMENTS                  $100,000 $150,000 $200,000 $250,000
        -------------------                  -------- -------- -------- --------
        25 Years............................  $  110   $  165   $  220   $  275
        20 Years............................     176      264      352      440
        15 Years............................     296      444      592      740
        10 Years............................     555      833    1,110    1,388
         5 Years............................   1,371    2,057    2,742    3,428

See "Automatic Savings Accumulation Plan."
---------
  /1/Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

  /2/The chart assumes an average rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Portfolio. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

  Under ASAP, an investor may arrange to have a fixed amount automatically invested in the shares of the Portfolio monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

  Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

  A systematic withdrawal plan is available for shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

  In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and
(iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

  Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

  Withdrawal payments should not generally be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

  Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and tax sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

  Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

  INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn (or in the case of a Roth IRA, the total avoidance of federal income tax on such income).The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                        TAX-DEFERRED COMPOUNDING/1/

                          CONTRIBUTIONS                       PERSONAL
                            MADE OVER                         SAVINGS    IRA
     -------------------------------------------------------- -------- --------
     10 years................................................ $ 26,165 $ 31,291
     15 years................................................   44,675   58,649
     20 years................................................   68,109   98,846
     25 years................................................   97,780  157,909
     30 years................................................  135,346  244,692

-------

/1/ The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

  From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, e.g., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

  The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

  Under the Investment Company Act, the Board of Directors are responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service or principal market marker. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and forward currency exchange contracts are valued at the current cost of covering or offsetting such contacts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

  Securities or other assets for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or Subadvisor (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or Subadviser. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of the Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  As long as the Portfolio declares dividends daily, the net asset value of the Class A, Class B, Class C and Class Z shares of the Portfolio will generally be the same. It is expected, however, that the dividends, if any, will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                    TAXES, DIVIDENDS AND DISTRIBUTIONS

  The Portfolio declares dividends daily based on actual net investment income determined in accordance with generally accepted accounting principles. Such dividends will be payable monthly. The Portfolio's net capital gains, if any, will be distributed at least annually. In determining the amount of capital gains to be distributed, any capital loss carryforwards from prior years will be offset against capital gains. Dividends and distributions will be paid in additional Class A, Class B, Class C or Class Z shares of the Portfolio based on net asset value on the payment date or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five full business days prior to the payment date to receive such distributions in cash. In the event that a shareholder's shares are redeemed on a date other than the monthly dividend payment date, the proceeds of such redemption will equal the net asset value of the shares redeemed plus the amount of all dividends declared through the date of redemption.

  The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution fee applicable to the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

  The Portfolio has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Portfolio (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Portfolio (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as capital gains of the shareholders, regardless of how long shareholders have held their shares in the Portfolio.

  Qualification as a regulated investment company will be determined at the level of the Portfolio and not at the level of the Fund. Accordingly, the determination of whether the Portfolio qualifies as a regulated investment company will be based on the activities of the Portfolio, including the purchases and sales of securities and the income received and expenses incurred in the Portfolio. Net capital gains of the Portfolio which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of such Portfolio.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Portfolio's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon, or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Portfolio diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Portfolio's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the assets of the Portfolio and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) and (c) the Portfolio distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

  The Portfolio may purchase debt securities that contain original issue discount. Original issue discount that accrues in a taxable year is treated as income earned by the Portfolio and therefore is subject to the distribution requirements of the Internal Revenue Code. Because the original issue discount income earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to satisfy the Internal Revenue Code's distribution requirements. Debt securities acquired by the Portfolio also may be subject to the market discount rules.

  Distributions of net investment income and realized net short-term capital gains of the Portfolio are taxable to shareholders of the Portfolio as ordinary income, whether such distributions are taken in cash or reinvested in additional shares. Distributions of net capital gains (i.e., the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses), if any, are taxable as capital gains regardless of whether the shareholder received such distribution in additional shares or in cash or of how long shares of the Portfolio have been held. The maximum capital gains rate for individuals is 28% with respect to assets held by the Portfolio for more than 12 months, but not more than 18 months, and 20% with respect to assets held by the Portfolio for more than 18 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. Distributions and dividends paid by the Portfolio generally will not be eligible for the dividends-received deduction for corporate shareholders. Tax-exempt shareholders will not be required to pay taxes on amounts distributed to them.

  Special rules will apply to futures contracts and options thereon in which the Portfolio invests. See "Investment Objective and Policies." These investments will generally constitute "Section 1256 contracts" and will be required to be "marked to market" for federal income tax purposes at the end of the Portfolio's taxable year; that is, treated as having been sold at market value. Sixty percent of any gain or loss recognized on such "deemed sales" and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

  The Portfolio is subject to a nondeductible 4% excise tax if it does not distribute 98% of its ordinary income on a calendar year basis and 98% of its capital gains on an October 31 year-end basis. The Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. Dividends and distributions generally are taxable to shareholders in the year in which they are received or accrued; however, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Portfolio and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

  Any gain or loss realized upon a sale or redemption of shares of the Portfolio by a shareholder who is not a dealer in securities will be treated as capital gain or loss. In the case of an individual, any such capital gain will be treated as short-term capital loss if the shares were held for not more than 12 months, gain taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and gain taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if the shares have been held for more than one year and otherwise as short-term capital loss. However, any loss realized by a shareholder upon the sale of shares of the Portfolio held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder.

  Any loss realized on a sale, redemption or exchange of shares of the Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

  Income received by the Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Portfolio will be subject, since the amount of the Portfolio's assets to be invested in various countries will vary.

  A shareholder who acquires shares of the Portfolio and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Portfolio.

  Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Portfolio, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

  Distributions and sales of Portfolio shares also may be subject to additional state and local taxes. See "Taxes, Dividends and Distributions" in the Prospectus.

  If any net capital gains are retained by the Portfolio for investment, requiring federal income taxes to be paid thereon by the Portfolio, the Portfolio will elect to treat these capital gains as having been distributed to shareholders. As a result, these amounts will be taxed to shareholders as long-term capital gains, and shareholders will be able to claim their proportionate share of the federal income taxes paid by the Portfolio on the gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of their shares in the Portfolio by the difference between their pro rata share of such gains and their tax credit.

  Under federal income tax law, the Portfolio will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of shares of the Portfolio, except in the case of certain exempt shareholders. Further, all such distributions and proceeds from the redemption or exchange of shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the Fund with their taxpayer identification numbers on IRS Form W-9 and with required certifications regarding their status under the federal income tax law. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

  Distributions of net investment income and net capital gains will be taxable as described below, whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Portfolio on the distribution date. All distributions of taxable net investment income and net capital gains, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.

  Distributions to shareholders of the Portfolio of net investment income and of net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash.

                            PERFORMANCE INFORMATION

  AVERAGE ANNUAL TOTAL RETURN. The Portfolio may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Average annual total return is computed according to the following formula:

                         P(1+T)to the nth power = ERV

Where: P = a hypothetical initial payment of $1,000.
T = average annual total return.
n = number of years.
ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Average annual return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

  The average annual total returns for Class A shares of the Portfolio for the one year, five year and since inception (September 1, 1989) periods ended December 31, 1997 were 3.34%, 5.26% and 7.06%, respectively. Without expense subsidies and the management fee waiver, the average annual total returns for these periods would have been 3.34%, 5.26% and 6.66%, respectively. The average annual total returns with respect to the Class B shares of the Portfolio for the one year and since inception (December 9, 1992) periods ended December 31, 1997 were 3.13% and 5.25%, respectively. The average annual total returns for Class C shares of the Portfolio for the one year and since inception (August 1, 1994) periods ended December 31, 1997 were 5.13% and 6.19%, respectively. The average annual total returns for Class Z shares of the Portfolio for the one year and since inception (December 16, 1996) periods ended December 31, 1997 were 7.01% and 7.33%, respectively.

  AGGREGATE TOTAL RETURN. The Portfolio may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

  Aggregate total return represents the cumulative change in the value of an investment in the Portfolio and is computed by the following formula:

                                    ERV - P
                                    -------
                                       P

  Where: P = a hypothetical initial payment of $1,000.
     ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

  Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

  The aggregate total returns for Class A shares of the Portfolio for the one year, five year and since inception (September 1, 1989) periods ended December 31, 1997 were 6.81%, 33.54% and 82.47%, respectively. The aggregate total returns for Class B shares of the Portfolio for the one year and since inception (December 9, 1992) periods ended December 31, 1997 were 6.13% and 29.57%, respectively. The aggregate total returns for Class C shares of the Portfolio for the one year and since inception (August 1, 1994) periods ended December 31, 1997 were 6.13% and 22.79%, respectively. The aggregate total returns for Class Z shares of the Portfolio for the one year and since inception (December 16, 1996) periods ended December 31, 1997 were 7.01% and 7.64%, respectively.

  YIELD. The Portfolio may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Portfolio's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:
                                a - b
                     YIELD = 2[(----- +1) /to the power of 6/ -1 ]
                                  cd


  Where: a = dividends and interest earned during the period.
         b = expenses accrued for the period (net of reimbursements).
         c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
         d = the maximum offering price per share on the last day of the period.

  Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Portfolio will actually yield for any given period.

  The yields for the 30-day period ended December 31, 1997 for the Portfolio's Class A, Class B, Class C and Class Z shares were 6.12%, 5.66%, 5.66% and 6.42%, respectively.

  From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation./1/


                                     (ART)

  /1/Source: Ibbotson Associates, "Stocks, Bonds, Bills and Inflation--1997 Yearbook" (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

 CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT AND INDEPENDENT ACCOUNTANTS

  State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

  Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $12.00 per shareholder account, a new account set up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the year ended December 31, 1997, the Portfolio incurred fees of approximately $207,000 for the services of PMFS.

  Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Fund's independent public accountants and, in that capacity, has audited the Fund's annual financial statements for the fiscal year ending December 31, 1997.

Commentary on Presentation of Portfolio of Investments:

The Portfolio of Investments, following hereto, is presented in a "laddered" maturity structure. The Income Portfolio invests in investment grade corporate debt securities and in obligations of the U.S. Government, its agencies and instrumentalities with maturities of six years or less. These securities are categorized within six annual maturity categories. (See + below.)
--------------------------------------------------------------------------------


Portfolio of Investments as of December 31, 1997
----------------------------------------------------------------------

Moody's       Principal
Rating        Amount
(Unaudited)   (000)      Description                    Value (Note 1)

----------------------------------------------------------------------

 5-6 YEARS-17.3%

 Baa3  $ 7,000   RJR Nabisco, Inc.,
                 (Industrial Services)
                 7.63%, 9/15/03                            $ 7,154,840
 Bal     2,300   Seagull Energy Corp.,
                 (Utilities)
                 7.88%, 8/1/03                               2,409,250
 Bal     8,000   Tele-Communications, Inc.,
                 (Telecommunications)
                 8.25%, 1/15/03                              8,543,120
 Ba2     6,000   Viacom, Inc.,
                 (Media)
                 6.75%, 1/15/03                              5,895,480
                                                           -----------
                                                            24,002,690

----------------------------------------------------------------------
 4-5 YEARS-15.2%

 Bal     7,500   Industrial Finance Corp.,
                 (Financial Services)
                 7.75%, 8/4/07++                             7,125,000
 Baal    7,000   Lehman Brothers Holdings, Inc.,
                 (Investment Banking)
                 6.50%, 10/1/02                              6,987,400
 A2      6,750   Salomon Smith Barney Inc.,
                 (Investment Banking)
                 7.30%, 5/15/02                              6,966,068
                                                           -----------
                                                            21,078,468


PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO

----------------------------------------------------------------------

Moody's     Principal
Rating      Amount
(Unaudited) (000)   Description                          Value (Note 1)
----------------------------------------------------------------------

3-4 YEARS-17.9%

Baa3   $ 7,000   Capital One Bank,
                 (Banking)
                 7.08%, 10/30/01                           $ 7,162,540
Baa3     6,100   Continental Cablevision, Inc.,
                 (Telecommunications)
                 8.50%, 9/15/01                              6,478,932
Baa2     4,000   Federated Department Stores, Inc.,
                 (Retail)
                 10.00%, 2/15/01                             4,394,000
Ba2      7,000   Ministry of Finance,
                 (Foreign Government)
                 (Russia)
                 9.25%, 11/27/01                             6,685,000
                                                           -----------
                                                            24,720,472

----------------------------------------------------------------------
2-3 YEARS-16.7%

 BBB*    2,000   Banco de Commercio,
                 (Banking) (Colombia)
                 8.63%, 6/2/00                               2,045,000
 Ba2     5,000   City of Moscow,
                 (Foreign Government)
                 (Russia)
                 9.50%, 5/31/00                              4,725,000
 Baa3    8,000   News America Holdings, Inc.,
                 (Media)
                 7.50%, 3/1/00                               8,179,680
 Bal     8,000   Time Warner, Inc.,
                 (Media)
                 7.95%, 2/1/00                               8,245,920
                                                           -----------
                                                            23,195,600

----------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1997
----------------------------------------------------------------------

             Principal
 Moody's      Amount
 Rating       (000)       Description                   Value (Note 1)
----------------------------------------------------------------------
 1-2 YEARS-16.4%

 Ba3 $   7,000   Advanta Corp.,
                 (Consumer Finance)
                 7.25%, 8/16/99                         $    6,901,790
 NR      3,000   Banco Ganadero S.A.,
                 (Banking) (Colombia)
                 9.75%, 8/26/99                              3,082,500
 Aaa     5,500   California Infrastructure &
                 Economic Development
                 Bank, (Asset-Backed)
                 (Average Life 1.79 years)+
                 6.14%, 3/25/02                              5,511,000
 Baa2    3,000   Crane Co.,
                 (Industrial Services)
                 7.25%, 6/15/99                              3,041,850
 Baa2    1,000   Federal Express COT.,
                 (Consumer Services)
                 10.05%, 6/15/99                             1,055,290
 Baa3    3,000   Republic of Colombia,
                 (Foreign Government)
                 8.75%, 10/6/99                              3,089,460
                                                           -----------
                                                            22,681,890

----------------------------------------------------------------------
WITHIN 1 YEAR-15.0%

 Baa2    6,500   Enterprise Rent-A, Car
                 Finance Co.,
                 (Financial Services)
                 7.88%, 3/15/98                              6,524,180
 A3      6,000   Kansallis-Osake-Pankki Bank,
                 (Banking) (Finland)
                 9.75%, 12/15/98                             6,185,100

         8,058   Joint Repurchase Agreement
                 Account, (Note 5)
                 6.63%, 1/2/98                               8,058,000
                                                         -------------
                                                            20,767,280

----------------------------------------------------------------------
 Total Investments-98.5%

                 (cost S137,234,577; Note 4)               136,446,400
                 Other assets in excess of
                 liabilities-1.5%                            2,112,879
                                                         -------------
                 Net Assets-100%                         $ 138,559,279
                                                         ============-


PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO

----------------------------------------------------------------------
* Standard & Poor's Rating.
+ Average life is defined as the weighted average time to the return of a dollar of principal and is commonly used as the measure of investment life for pass-through securities such as asset-backed and mortgage-backed securities.
++Security is putable in August 2002.

The industry classification of portfolio holdings and other net assets shown as a percentage of net assets as of December 31, 1997 were as follows:

 Media  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16.1%
 Banking  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.3
 Telecommunications . . . . . . . . . . . . . . . . . . . . . . . . . . . 10.8
 Foreign Government . . . . . . . . . . . . . . . . . . . . . . . . . . . 10.5
 Investment Banking . . . . . . . . . . . . . . . . . . . . . . . . . . . 10.1
 Financial Services  . . . . . . . . . . . . . . . . . . . . . . . . . . . 9.8
 Industrial Services . . . . . . . . . . . . . . . . . . . . . . . . . . . 7.4
 Repurchase Agreement . . . . . . . . . . . . . . . . . . . . .  . . . . . 5.8
 Consumer Finance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5.0
 Asset-Backed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4.0
 Retail  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3.2
 Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1.7
 Consumer Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0.8
 Other assets in excess of liabilities . . . . . . . . . . . . . . . . . . 1.5
                                                                         -----
                                                                         100.0%
                                                                         =====

----------------------------------------------------------------------
See Notes to Financial Statements.

                                                           PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Statement of Assets and Liabilities                        INCOME PORTFOLIO
----------------------------------------------------------------------------------------------------
Assets                                                                             December 31, 1997
                                                                                   -----------------

Investments, at value (cost $137,234,577)........................................       $136,446,400
Cash.............................................................................             43,864
Interest receivable..............................................................          2,679,997
Receivable for Fund shares sold..................................................            121,744
Prepaid expenses and other assets................................................              4,069
                                                                                        ------------
   Total assets..................................................................        139,296,074
                                                                                        ------------
Liabilities
Payable for Fund shares reacquired...............................................            308,221
Accrued expenses.................................................................            305,362
Distribution fee payable.........................................................             52,004
Management fee payable...........................................................             47,138
Dividends payable................................................................             24,070
                                                                                        ------------
   Total liabilities.............................................................            736,795
                                                                                        ------------
Net Assets.......................................................................       $138,559,279
                                                                                        ============
Net assets were comprised of:
   Common stock, at par..........................................................       $    122,085
   Paid-in capital in excess of par..............................................        147,790,686
                                                                                        ------------
                                                                                         147,912,771
   Accumulated net realized loss on investments..................................         (8,565,315)
   Net unrealized depreciation on investments....................................           (788,177)
                                                                                        ------------
Net assets at December 31, 1997..................................................       $138,559,279
                                                                                        ============
Class A:
   Net asset value and redemption price per share
       ($65,430,640 / 5,763,821 shares of common stock issued and outstanding)...             $11.35
   Maximum sales charge (3.25% of offering price)................................                .38
                                                                                              ------
   Maximum offering price to public..............................................             $11.73
                                                                                              ======
Class B:
   Net asset value, offering price and redemption price per share
       ($71,030,410 / 6,259,761 shares of common stock issued and outstanding)...             $11.35
                                                                                              ======
Class C:
   Net asset value, offering price and redemption price per share
       ($1,314,380 /  115,833 shares of common stock issued and outstanding).....             $11.35
                                                                                              ======
Class Z:
   Net asset value, offering price and redemption price per share
       ($783,849 / 69,064 shares of common stock issued and outstanding).........             $11.35
                                                                                              ======
----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

PRUDENTIAL STRUCTURED MATURITY FUND, INC.
INCOME PORTFOLIO
Statement of Operations
-------------------------------------------------------------------

                                                     Year Ended
Net Investment Income                             December 31, 1997
                                                  -----------------
Income

 Interest...........................................    $11,501,621
                                                        -----------
Expenses
 Distribution fee--Class A..........................         70,899
 Distribution fee--Class B..........................        612,548
 Distribution fee--Class C..........................          9,967
 Management fee....................................         616,855
 Transfer agent's fees and expenses.................        285,000
 Reports to shareholders............................        130,000
 Registration fees..................................         85,000
 Custodian's fees and expenses......................         77,000
 Audit fee..........................................         38,000
 Directors' fees....................................         30,000
 Legal fees.........................................         15,000
 Miscellaneous......................................         17,007
                                                        -----------
     Total expenses.................................      1,987,276
                                                        -----------

Net investment income...............................      9,514,345
                                                        -----------

Realized and Unrealized Gain (Loss)
on Investments

 Net realized gain on investment transactions.......      2,023,447

 Net change in unrealized depreciation of
    investments.....................................     (1,892,170)
                                                        -----------

 Net gain on investments............................        131,277
                                                        -----------
 Net Increase in Net Assets
 Resulting from Operations..........................      9,645,622
                                                        -----------


 PRUDENTIAL STRUCTURED MATURITY FUND, INC.
 INCOME PORTFOLIO
 Statement of Changes in Net Assets
-------------------------------------------------------------------

 Increase (Decrease)
 in Net Assets                             Year Ended December 31,
                                        ------------------------------
                                           1997               1996
                                       ------------        -----------
Operations

 Net investment income...............   $ 9,514,345        $ 11,370,833
 Net realized gain (loss) on
     investment transactions.........     2,023,447         (3,071,885)
 Net change in unrealized
     depreciation on
     investments.....................    (1,892,170)        (1,511,234)
                                       ------------       ------------
 Net increase in net assets
     resulting from operations.......     9,645,622          6,787,714
                                       ------------       ------------
Dividends (Note 1)
 Dividends from net
     investment income
     Class A.........................    (4,623,453)        (5,213,753)
     Class B.........................    (4,791,826)        (6,084,170)
     Class C.........................       (78,062)           (72,909)
     Class Z.........................       (21,004)                (1)
                                       ------------       ------------
                                         (9,514,345)       (11,370,833)
                                       ------------       ------------
 Dividends in excess of net
     investment income
     Class A.........................      (114,961)          (136,132)
     Class B.........................      (124,751)          (166,601)
     Class C.........................        (2,340)            (2,408)
     Class Z.........................        (1,592)                (1)
                                       ------------       ------------
                                           (243,644)          (305,142)
                                       ------------       ------------
Fund share transactions
 (Net of share conversions) (Note 6)
 Net proceeds from shares
     subscribed......................    13,181,656         25,615,019
 Net asset value of shares issued to
     shareholders in reinvestment
     of dividends and distributions..     6,601,473          7,793,568
 Cost of shares reacquired...........   (54,029,826)       (65,822,535)
                                       ------------       ------------
 Net decrease in net assets from
     Fund share transactions.........   (34,246,697)       (32,413,948)
                                       ------------       ------------
Total decrease.......................   (34,359,064)       (37,302,209)
Net Assets

Beginning of year....................   172,918,343        210,220,552
                                       ------------       ------------
 End of year.........................  $138,559,279       $172,918,343
                                       ============       ============


-------------------------------------------------------------------
See Notes to Financial Statements.

                                       PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements          INCOME PORTFOLIO
--------------------------------------------------------------------------------

Prudential Structured Maturity Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund consists of two portfolios--the Income Portfolio (the "Portfolio") and the Municipal Income Portfolio. The Municipal Income Portfolio has not yet begun operations. Investment operations commenced on September 1, 1989. The Portfolio's investment objective is high current income consistent with the preservation of principal. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry or region.

--------------------------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Securities Valuation: The Board of Directors has authorized the use of an independent pricing service to determine valuations of U.S. Government and corporate obligations. The pricing service considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. When market quotations are not readily available, a security is valued by appraisal at its fair value as determined in good faith under procedures established under the general supervision and responsibility of the Board of Directors.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, the Portfolio's custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Federal Income Taxes: It is the Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Portfolio declares daily and pays monthly dividends from net investment income. Distributions from net capital gains, if any, are made at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized loss by $243,644 due to the sale of securities purchased with market discount. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
--------------------------------------------------------------------------------

                                   PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements      INCOME PORTFOLIO
--------------------------------------------------------------------------------

The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .40 of 1% of the average daily net assets of the Portfolio.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI for the year ended December 31, 1997 for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .10 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1997.

PSI has advised the Portfolio that it has received approximately $33,000 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1997. From these fees, PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI advised the Portfolio that for the year ended December 31, 1997, it received approximately $141,000 and $1,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the "Funds"), has a credit agreement (the "Agreement") with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1997. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.

--------------------------------------------------------------------------------
Note 3. Other Transactions with Affiliates


Prudential Institutional Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Portfolio's transfer agent. During the year ended December 31, 1997, the Portfolio incurred fees of approximately $207,000 for the services of PMFS. As of December 31, 1997, approximately $16,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

--------------------------------------------------------------------------------
Note 4. Portfolio Securities


Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1997 were $266,446,730 and $307,519,349, respectively.

The federal income tax basis of the Portfolio's investments at December 31, 1997 was $137,234,577 and accordingly, net unrealized depreciation for federal income tax purposes was $788,177 (gross unrealized appreciation--$932,679; gross unrealized depreciation--$1,720,856).

For federal income tax purposes, the Portfolio had a capital loss carryforward as of December 31, 1997 of approximately $8,540,000, of which $5,391,000 expires in 2002 and $3,149,000 expires in 2004. Such carryforward is after utilization of approximately $1,789,000 to offset the Portfolio's net taxable gains recognized in the year ended December 31, 1997. Accordingly, no capital gain distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

--------------------------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Portfolio, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1997, the Portfolio has a .68% undivided interest in the joint account. The undivided interest for the Portfolio represents $8,058,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

--------------------------------------------------------------------------------

                                       PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Notes to Financial Statements          INCOME PORTFOLIO
--------------------------------------------------------------------------------

Credit Suisse First Boston Corp., 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $353,486,750.

Deutsche Morgan Grenfell, Inc., 6.80%, in the principal amount of $200,000,000, repurchase price $200,075,555, due 1/2/98. The value of the collateral including accrued interest is $204,000,314.

SBC Warburg Asia Ltd., 6.55%, in the principal amount of $142,000,000, repurchase price $142,051,672, due 1/2/98. The value of the collateral including accrued interest is $144,862,841.

Morgan Stanley, Dean Witter, Discover & Co., 5.95%, in the principal amount of $151,553,000, repurchase price $151,603,097, due 1/2/98. The value of the collateral including accrued interest is $154,584,932.

Salomon Smith Barney Inc, 6.75%, in the principal amount of $342,000,000, repurchase price $342,128,250, due 1/2/98. The value of the collateral including accrued interest is $350,295,372.

--------------------------------------------------------------------------------
Note 6. Capital

The Portfolio offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sale charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately five years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective December 16, 1996, the Fund commenced offering, Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 250 million authorized shares of $.01 par value common stock, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 62,500,000 authorized shares. Transactions in shares of common stock were as follows:

Class A                                                Shares       Amount
-------                                             ----------    ------------
Year ended December 31, 1997:
Shares sold.......................................     516,648    $  5,870,704
Shares issued in reinvestment of dividends........     285,589       3,247,978
Shares reacquired.................................  (2,158,614)    (24,539,475)
Net decrease in shares outstanding before
conversion........................................  (1,356,377)    (15,420,793)
Shares issued upon conversion from Class B........     340,959       3,874,591
                                                    ----------    ------------
Net decrease in shares outstanding................  (1,015,418)   $(11,546,202)
                                                    ==========    ============

Class A                                                Shares       Amount
-------                                             ----------    ------------
Year ended December 31, 1996:

Shares sold.......................................   1,150,292    $ 13,199,197
Shares issued in reinvestment of dividends........     311,003       3,533,398
Shares reacquired.................................  (2,636,204)    (30,074,596)
                                                    ----------    ------------
Net decrease in shares outstanding before
  conversion......................................  (1,174,909)    (13,342,001)
Shares issued upon conversion from Class B........     305,819       3,462,886
                                                    ----------    ------------
Net decrease in shares outstanding................    (869,090)   $ (9,S79,115)
                                                    ==========    ============
Class B
-------
Year ended December 31, 1997:

Shares sold.......................................     503,206    $  5,716,542
Shares issued in reinvestment of dividends........     286,879       3,260,990
Shares reacquired.................................  (2,508,326)    (28,509,261)
                                                    ----------    ------------
Net decrease in shares outstanding before
 conversion.......................................  (1,718,241)    (19,531,729)
Shares reacquired upon conversion into
Class A...........................................    (340,959)     (3,874,591)
                                                    ----------    ------------
Net decrease in shares outstanding................  (2,059,200)   $(23,406,320)
                                                    ==========    ============
Year ended December 31, 1996:

Shares sold.......................................   1,010,371    $ 11,499,424
Shares issued in reinvestment of dividends........     369,545       4,198,055
Shares reacquired.................................  (3,089,496)    (35,143,225)
                                                    ----------    ------------
Net decrease in shares outstanding before
  conversion......................................  (1,709,580)    (19,445,746)
Shares reacquired upon conversion into
Class A...........................................    (305,885)     (3,462,886)
                                                    ----------    ------------
Net decrease in shares outstanding................  (2,015,465)   $(22,908,632)
                                                    ==========    ============
Class C
-------
Year ended December 31, 1997:

Shares sold.......................................      34,321    $    390,314
Shares issued in reinvestment of dividends........       6,203          70,513
Shares reacquired.................................     (47,631)       (540,812)
                                                    ----------    ------------
Net decrease in shares outstanding................      (7,107)   $    (79,985)
                                                    ==========    ============
Year ended December 31, 1996:

Shares sold.......................................      80,524    $    916,198
Shares issued in reinvestment of dividends........       5,471          62,115
Shares reacquired.................................     (53,376)       (604,714)
                                                    ----------    ------------
Net increase in shares outstanding................      32,619    $    373,599
                                                    ==========    ============
Class Z
-------
Year ended December 31, 1997:

Shares sold.......................................     105,897    $  1,204,096
Shares issued in reinvestment of dividends........       1,931          21,992
Shares reacquired.................................     (38,782)       (440,278)
                                                    ----------    ------------
Net increase in shares outstanding................      69,046    $    785,810
                                                    ==========    ============
Year ended December 31, 1996:

Shares sold.......................................          18    $        200
                                                    ==========    ============

                                                                              PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights                                                          INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                                                                                       Class A
                                                                                              Year ended December 3 1,
                                                                      1997          1996         1995        1994        1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 11.36      $ 11.63      $ 10.97    $  11.78    $  11.79
                                                                     -------      -------      -------    --------    --------
Income from investment operations:
Net investment income                                                    .74          .73          .73         .65         .71
Net realized and unrealized gain (loss) on investment transactions       .01         (.25)         .66        (.80)        .12
                                                                     -------      -------      -------    --------    --------
Total from investment operations                                         .75          .48         1.39        (.15)        .83
                                                                     -------      -------      -------    --------    --------
 Less distributions:
Dividends from net investment income                                    (.74)        (.73)        (.73)       (.65)       (.71)
Dividends in excess of net investment income                            (.02)        (.02)          --        (.01)         --
Distributions from net realized gains                                     --           --           --          --        (.13)
                                                                     -------      -------      -------    --------    --------
   Total distributions                                                  (.76)        (.75)        (.73)       (.66)       (.84)
                                                                     -------      -------      -------    --------    --------
Net asset value, end of year                                         $ 11.35      $ 11.36      $ 11.63    $  10.97    $  11.78
                                                                     =======      =======      =======    ========    ========
TOTAL RETURN(a):                                                        6.81%        4.32        13.12%      (1.16)%      7.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $65,431      $77,031      $88,982   $  91,680    $119,449
Average net assets (000)                                             $70,899      $81,745      $89,500   $ 106,737    $114,728
Ratios to average net assets:
   Expenses, including distribution fees                                 .94%        .86%         .82%         .94%        .80%
   Expenses, excluding distribution fees                                 .84%        .76%         .72%         .84%        .70%
   Net investment income                                                6.51%       6.38%        6.57%        5.88%       5.92%
For Class A, B, C and Z shares:
   Portfolio turnover                                                    180%        170%         160%         123%        137%

----------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                       PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Financial Highlights                   INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                Class B
                                                                         --------------------------------------------------------
                                                                                         Year ended December 31,
                                                                         --------------------------------------------------------
                                                                          1997           1996       1995        1994       1993
                                                                         -------       --------   --------    --------   --------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year..................................     $ 11.36       $  11.63   $  10.97    $ 11.78    $  11.79
                                                                         -------       --------   --------    --------   --------
Income from investment operations:

Net investment income...............................................         .67            .65        .66        .58         .62
Net realized and unrealized gain (loss) on investment transactions..         .01           (.25)       .66       (.80)        .12
                                                                         -------       --------   --------    --------   --------
   Total from investment operations.................................         .68            .40       1.32       (.22)        .74
                                                                         -------       --------   --------    --------   --------
Less distributions:
Dividends from net investment income................................        (.67)          (.65)      (.66)       (.58)      (.62)
Dividends in excess of net investment income........................        (.02)          (.02)        --        (.01)        --
Distributions from net realized gains...............................          --             --         --          --       (.13)
                                                                         -------       --------   --------    --------   --------
                                                                            (.69)          (.67)      (.66)       (.59)      (.75)
Net asset value, end of year........................................     $ 11.35       $  11.36   $  11.63    $  10.97   $  11.78
                                                                         =======       ========   ========    ========   ========
 TOTAL RETURN(a):...................................................        6.13%          3.64%     12.40%      (1.83)%     6.38%
 RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).......................................     $71,030       $ 94,490   $120,188    $130,258   $123,306
Average net assets (000) . . . . ...................................     $81,673       $106,224   $125,230    $134,985   $ 69,314
Ratios to average net assets:
   Expenses, including distribution fees............................        1.59%          1.51%      1.47%       1.66%      1.55%
   Expenses, excluding distribution fees............................         .84%           .76%       .72%        .84%       .70%
   Net investment income............................................        5.87%          5.73%      5.92%       5.17%      5.08%

----------
  (a)Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.


                                     PRUDENTIAL STRUCTURED MATURITY FUND, INC.
FINANCIAL HIGHLIGHTS                 INCOME PORTFOLIO
-------------------------------------------------------------------------------
                                                             Class C
                                             ----------------------------------
                                                                       August 1,
                                                                        1994(d)
                                                                       Through
                                            Year ended December 31, December 31,
                                            -----------------------
                                                1997   1996   1995         1994
                                                ----   ----   ----         ----
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.........  $11.36 $11.63 $10.97       $11.30
                                               ------ ------ ------       ------

Income from investment operations:

Net investment income .......................     .67    .65    .66          .23

Net realized and unrealized gain (loss) on
  investment transaction.....................     .01   (.25)   .66         (.32)
                                               ------ ------ ------       ------

  Total from investment operations...........     .68    .40   1.32         (.09)
                                               ------ ------ ------       ------

Less distributions:

Dividends from net investment income.........    (.67)  (.65)  (.66)        (.23)

Dividends in excess of net investment income     (.02)  (.02)     -         (.01)
                                               ------ ------ ------       ------

  Total distributions.......................     (.69)  (.67)  (.66)        (.24)
                                               ------ ------ ------       ------

Net asset value end of period..............    $11.35 $11.36 $11.63       $10.97
                                               ====== ====== ======       ======

TOTAL RETURN(a):.............................    6.13%  3.64% 12.40%       (0.68)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)..............  $1,314 $1,396 $1,050         $371

Average net assets (000).....................  $1,329 $1,270   $667         $192

Ratios to average net assets:

  Expenses, including distribution fees......    1.59%  1.51%  1.47%        1.90%(b)

  Expenses, excluding distribution fees......     .84%   .76%   .72%        1.15%(b)

  Net investment income......................    5.87%  5.73%  5.92%        5.30%(b)

                                                          Class Z
                                              -------------------------------
                                                                 December 16,
                                                                    1996(e)
                                                  Year ended        Through
                                                  December 31,    December 31,
                                                      1997            1996
                                                      ----            ----
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period.........        $11.37          $11.41
                                                     ------          ------

Income from investment operations:

Net investment income .......................           .77             .09

Net realized and unrealized gain (loss) on
  investment transaction.....................           .02            (.02)
                                                     ------          ------

  Total from investment operations...........           .79             .07
                                                     ------          ------

Less distributions:

Dividends from net investment income.........          (.77)           (.09)

Dividends in excess of net investment income           (.04)           (.02)
                                                     ------          ------

  Total distributions.......................           (.81)           (.11)
                                                     ------          ------

Net asset value end of period..............          $11.35          $11.37
                                                     ======          ======

TOTAL RETURN(a):.............................          7.01%            .59%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000)..............          $784            $200(f)

Average net assets (000).....................          $313            $200(f)

Ratios to average net assets:

  Expenses, including distribution fees......           .84%             .76%(b)

  Expenses, excluding distribution fees......           .84%             .76%(b)

  Net investment income......................          6.71%            6.48%(b)

----------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
(f) Figures are actual and are not rounded to the nearest thousand.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

                                       PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Report of Independent Accountants      INCOME PORTFOLIO
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Prudential Structured Maturity Fund, Inc., Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Structured Maturity Fund, Inc., Income Portfolio at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The accompanying statement of changes in net assets for the year ended December 31, 1996 and the financial highlights for each of the four periods in the period ended December 31, 1996 were audited by other independent accountants, whose opinion dated February 14, 1997 was unqualified.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 13, 1998

--------------------------------------------------------------------------------

                                       PRUDENTIAL STRUCTURED MATURITY FUND, INC.
Changes of Auditors                    INCOME PORTFOLIO
--------------------------------------------------------------------------------

Effective March 1, 1997, Deloitte & Touche LLP was terminated as the Fund's auditors. For the years ended December 31, 1989 through December 31, 1996, Deloitte & Touche LLP expressed an unqualified opinion on the Portfolio's financial statements. There were no disagreements between Fund management and Deloitte & Touche LLP prior to their termination. The Board of Directors approved the termination of Deloitte & Touche LLP and the appointment of Price Waterhouse LLP as the Fund's independent accountants.

Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

We are required by the Internal Revenue Code to advise you within 60 days of the Portfolio's fiscal year end (December 31, 1997) as to the federal tax status of dividends paid by the Portfolio during such fiscal year.

During 1997, dividends were paid from net investment income of $.74 per share for Class A shares, $.67 per share for Class B and C shares and $.77 for Class Z shares and are taxable as ordinary income. In addition, the Fund paid a special taxable income distribution of $.02 per share for Class A, B and C shares and $.04 per share for Class Z shares, which is taxable as such. We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state's taxing authorities. We are pleased to report that 6.95% of the dividends paid by Prudential Structured Maturity Fund, Inc., Income Portfolio qualifies for such deduction.

We wish to advise you that the corporate dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute Form 1099-DIV.

--------------------------------------------------------------------------------

                  APPENDIX I--GENERAL INVESTMENT INFORMATION

  The following terms are used in mutual fund investing.

ASSET ALLOCATION

  Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

  Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

  Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

  Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

  Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

  Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

  Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                   APPENDIX II--HISTORICAL PERFORMANCE DATA

  The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

The following chart shows the long term performance of various asset classes and the rate of inflation.


                          HISTORICAL PERFORMANCE DATA

                             [GRAPH APPEARS HERE]

      Value of $1.00 invested on 1/1/26 through 12/31/97

           Small Stocks            $5,519.97
           Common Stocks           $1,828.33
           Long-Term Bonds         $   39.07
           Treasury Bills          $   14.25
           Inflation               $    9.02


Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefeld). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are attributable to capital appreciation and the reinvestment of distributions. Bond returns are attributable mainly to the reinvestment of distributions. Also, stock prices are usually more volatile than bond prices over the long-term.

Small stock returns for 1926-1989 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are represented by a portfolio that contains only one bond with a maturity of roughly 20 years. At the beginning of each year a new bond with a then-current coupon replaces the old bond. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

Impact of Inflation. The "real" rate of investment return is that which exceeds the rate of inflation, the percentage change in the value of consumer goods and the general cost of living. A common goal of long-term investors is to outpace the erosive impact of inflation on investment returns.

  Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1997. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

  All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the Prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                  1987     1988      1989       1990       1991        1992       1993      1994       1995      1996       1997
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Treasury
Bonds/1/              2.0%     7.0%     14.4%       8.5%      15.3%        7.2%       10.7%    -3.4%      18.4%      2.7%      9.6%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government
Mortgage
Securities/2/         4.3%     8.7%     15.4%      10.7%      15.7%        7.0%        6.8%    -1.6%      16.8%      5.4%      9.5%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Investment Grade
Corporate Bonds/3/    2.6%     9.2%     14.1%       7.1%      18.5%        8.7%       12.2%    -3.9%      22.3%      3.3%     10.2%
-----------------------------------------------------------------------------------------------------------------------------------
U.S. High Yield
Corporate Bonds/4/    5.0%    12.5%      0.8%      -9.6%      46.2%       15.8%       17.1%    -1.0%      19.2%     11.4%     12.8%
-----------------------------------------------------------------------------------------------------------------------------------
World Government
Bonds/5/             35.2%     2.3%     -3.4%      15.3%      16.2%        4.8%       15.1%     6.0%      19.6%      4.1%     (4.3%)
-----------------------------------------------------------------------------------------------------------------------------------
Difference between
highest and lowest   33.2%    10.2%     18.8%      24.9%      30.9%       11.0%       10.3%     9.9%       5.5%      8.7%       17.1

/1/ LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
/2/ LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
/3/ LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
/4/ LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over
    750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in this index have maturities of at least one year.
/5/ SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

  This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.


             LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1997)


                             (GRAPH APPEARS HERE)



-------

Source: Stocks, Bonds, Bills, and Inflation 1997 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefeld). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1997. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential Mutual Fund.

             APPENDIX III--INFORMATION RELATING TO PRUDENTIAL

  Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1996 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

  The Manager and PIC/1/ are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1996. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 11,500 agents and 6,400 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

  Insurance. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for approximately 1.6 million cars and insures approximately 1.2 million homes.

  Money Management. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1996, Prudential had more than $322 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals. In Pensions & Investments, MAY 12, 1996, PRUDENTIAL WAS RANKED THIRD IN TERMS OF TOTAL ASSETS UNDER MANAGEMENT.

  Real Estate. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents across the United States./2/

  Healthcare. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.6 million Americans receive healthcare from a Prudential managed care membership.

  Financial Services. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

  As of October 31, 1997 Prudential Investments Fund Management was the 17th largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

  The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

  From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.
-------

/1/ Prudential Investments serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Mercator Asset Management LP as the Subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

/2/ As of December 31, 1996.

                                     III-1

  Equity Funds. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

  High Yield Funds. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase./3/ Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

  Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

  Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from Pulp and Paper Forecaster to Women's Wear Daily--to keep them informed of the industries they follow.

  Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

  Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

  Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

  Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

  Trading Data./4/ On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over 3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets./5/ Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities./6/

  Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.
-------
/3/ As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
/4/ Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
/5/ Based on 669 funds in Lipper Analytical Services categories of Short U.S.
    Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
/6/ As of December 31, 1994.

                                     III-2

INFORMATION ABOUT PRUDENTIAL SECURITIES

  Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at Prudential Securities./7/

  Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

  In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers./8/

  In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects SM, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

  For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.
-------
/7/ As of December 31, 1994.
/8/ On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.

                                     III-3

                                    PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

   (A)FINANCIAL STATEMENTS:

    (1) Financial Statements for the Income Portfolio included in the Prospectus constituting Part A of this Registration Statement:

   Financial Highlights

    (2) Financial Statements for the Income Portfolio included in the Statement of Additional Information constituting Part B of this Registration Statement:

      Portfolio of Investments at December 31, 1997

      Statement of Assets and Liabilities at December 31, 1997

      Statement of Operations for the Year ended December 31, 1997

      Statement of Changes in Net Assets for the Years Ended December 31, 1997 and 1996

      Notes to Financial Statements

      Financial Highlights

      Report of Independent Accountants

   (B)EXHIBITS:

     1. (a) Articles of Restatement of the Registrant. Incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

      (b) Articles Supplementary. Incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).

     2. By-Laws of the Registrant. Incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

     3. Not Applicable.

     4. (a) Specimen certificate for shares of common stock, $.01 par value per share, of the Registrant. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

      (b) Instruments defining rights of shareholders. Incorporated by reference to Exhibit No. 4(e) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1994 (File No. 33-22363).

     5. (a) Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

      (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

     6. Restated Distribution Agreement. Incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).

     7. Not Applicable.

     8. Custodian Contract between the Registrant and State Street Bank and Trust Company.*

     9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*

    10. Opinion of Shereff, Friedman, Hoffman & Goodman, LLP.*

    11. Consent of Independent Accountants.*

    12. Not Applicable.

    13. Not Applicable.

    14. Not Applicable.

    15. (a) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Shares) (Municipal Income Portfolio). Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

      (b) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class B Shares) (Municipal Income Portfolio). Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

      (c) Distribution and Service Plan for Class A shares (Income Portfolio). Incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

      (d) Distribution and Service Plan for Class B shares (Income Portfolio). Incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

      (e) Form of Distribution and Service Plan for Class C shares (Municipal Income Portfolio). Incorporated by reference to Exhibit No. 15(h) to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A filed via EDGAR on May 12, 1994 (File No. 33-22363).

      (f) Distribution and Service Plan for Class C shares (Income Portfolio). Incorporated by reference to Exhibit No. 15(f) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

    16. (a) Schedule of Computation of Performance Quotations relating to Average Annual Total Return.*

      (b) Schedule of Computation of Performance Quotations relating to Aggregate Total Return. Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

    17. Financial Data Schedules.*

    18. Rule 18f-3 Plan, incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).
------------
* Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

  As of February 6, 1998, there were 5,987, 5,958, 302 and 74 record holders of Class A, Class B, Class C and Class Z shares of common stock, $.01 par value per share, of the Income Portfolio. As of February 7, 1998, the Municipal Income Portfolio did not have any record holders of shares of common stock.

ITEM 27. INDEMNIFICATION.

  As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit 2 to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by
Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (Commission) such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

  The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

  Section 9 of the Management Agreement (Exhibit 5(a) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit 5(b) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation (PIC), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

  The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Prudential Investments Fund Management LLC

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

  The business and other connections of PIFM directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.

NAME AND ADDRESS    POSITION WITH PIFM             PRINCIPAL OCCUPATIONS
----------------    ------------------             ---------------------
Frank W. Giordano   Executive Vice     Executive Vice President, Secretary and
                    President,          General Counsel, PIFM; Senior Vice
                    Secretary and       President, Prudential Securities
                    General Counsel
Robert F. Gunia     Executive Vice     Vice President, Prudential Investments;
                    President           Executive Vice President and Treasurer,
                    and Treasurer       PIFM; Senior Vice President, Prudential
                                        Securities
Neil A. McGuinness  Executive Vice     Executive Vice President and Director of
                    President           Marketing, PMF&A; Executive Vice President,
                                        PIFM
Brian M. Storms     Officer-in-Charge, Officer-in-Charge, President, Chief Executive
                    President, Chief    Officer and Chief Operating Officer, PIFM
                    Executive Officer
                    and Chief
                    Operating Officer
Robert J. Sullivan  Executive Vice     Executive Vice President, PMF&A; Executive
                    President           Vice President, PIFM

  (b) The Prudential Investment Corporation (PIC)

  See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Manager" in the Statement of Additional Information constituting Part B of this Registration Statement.

  The business and other connections of PIC's directors and executive officers are as set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, NJ 07102.

NAME AND ADDRESS      POSITION WITH PIC              PRINCIPAL OCCUPATIONS
----------------      ------------------             ---------------------
E. Michael Caulfield  Chairman of the    Chief Executive Officer of Prudential
                      Board, President,   Investments
                      Chief Executive
                      Officer and
                      Director
Jonathan M. Greene    Senior Vice        President--Investment Management of
                      President and       Prudential Investments
                      Director
John R. Strangfeld    Vice President and President of Private Asset Management Group
                      Director            of Prudential; Senior Vice President,
                                          Prudential; Vice President and Director, PIC

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) Prudential Securities Incorporated

  Prudential Securities is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Liquid Assets Fund, National Money Market Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Allocation Fund, Prudential Bond Market Index Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Europe Index Fund, Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Jennison Series, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Pacific Index Fund, Prudential Small Cap Index Fund, Prudential Small Company Value Fund, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Stock Index Fund, Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc., Prudential World Fund, Inc. and The Target Portfolio Trust. Prudential Securities is also a depositor for the following unit investment trusts:

                      Corporate Investment Trust Fund
                      Prudential Equity Trust Shares
                      National Equity Trust

                      Prudential Unit Trust
                      Government Securities Equity Trust
                      National Municipal Trust

  (b) Information concerning the officers and directors of Prudential Securities Incorporated is set forth below:

                            POSITIONS AND                         POSITIONS AND
                            OFFICES WITH                          OFFICES WITH
NAME(/1/)                   UNDERWRITER                           REGISTRANT
---------                   -------------                         -------------
Alan D. Hogan.............. Executive Vice President, Chief           None
                             Administrative Officer and Director
William Horan.............. Chief Financial Officer                   None
George A. Murray........... Executive Vice President and Director     None
Leland B. Paton............ Executive Vice President and Director     None
 One New York Plaza,
 New York, NY 10292
Martin Pfinsgraff.......... Executive Vice President and Director     None
Vincent T. Pica II......... Executive Vice President and Director     None
 One New York Plaza,
 New York, NY 10292
Hardwick Simmons........... Chief Executive Officer, President        None
                             and Director
Lee B. Spencer, Jr. ....... Executive Vice President, Secretary,      None
                             General Counsel and Director

-----------
(/1/)The address of each person named is One Seaport Plaza, New York, NY 10292 unless otherwise indicated.

  (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171; The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102; the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077; and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11) and 31a-1(f) and Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Service LLC.

ITEM 31. MANAGEMENT SERVICES

  Other than as set forth under the captions "How the Fund is Managed--Manager" and "How the Fund is Managed--Distributor" in the Prospectus and the captions "Manager" and "Distributor" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 32. UNDERTAKINGS

  The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 3rd day of March, 1998.

                              PRUDENTIAL STRUCTURED MATURITY FUND, INC.

                                    /s/ Richard A. Redeker
                              ----------------------------------
                                Richard A. Redeker, President

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

          SIGNATURE                          TITLE             DATE

     /s/ Edward D. Beach           Director
------------------------------                        March 3, 1998
       Edward D. Beach

     /s/ Eugene C. Dorsey          Director
------------------------------                        March 3, 1998
       Eugene C. Dorsey

   /s/ Delayne Dedrick Gold        Director
------------------------------                        March 3, 1998
     Delayne Dedrick Gold

     /s/ Robert F. Gunia           Director
------------------------------                        March 3, 1998
       Robert F. Gunia

   /s/ Harry A. Jacobs, Jr.        Director
------------------------------                        March 3, 1998
     Harry A. Jacobs, Jr.

     /s/ Mendel A. Melzer          Director
------------------------------                        March 3, 1998
       Mendel A. Melzer

     /s/ Thomas T. Mooney          Director
------------------------------                        March 3, 1998
       Thomas T. Mooney

      /s/ Thomas O'Brien           Director
------------------------------                         March 3,1998
        Thomas O'Brien

    /s/ Richard A. Redeker         President and Director
------------------------------
      Richard A. Redeker                              March 3, 1998


     /s/ Nancy H. Teeters          Director
------------------------------                        March 3, 1998
       Nancy H. Teeters

   /s/ Grace C. Torres             Treasurer and Principal
------------------------------      Financial and Accounting
     Grace C. Torres                Officer            March 3, 1998


    /s/ Louis A. Weil, III         Director
------------------------------                        March 3, 1998
      Louis A. Weil, III

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                                 EXHIBIT INDEX

EXHIBIT
 NO.                                                                     PAGE
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 1. (a) Articles of Restatement of the Registrant, incorporated by reference to Exhibit No. 1 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28,
    1995 (File No. 33-22363).

  (b) Articles Supplementary, incorporated by reference to Exhibit No. 1(b) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).

 2. By-Laws of the Registrant, incorporated by reference to Exhibit No. 2 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

 3. Not Applicable.

 4. (a) Specimen certificate for shares of common stock, $.01 par value per share, of the Registrant. Incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No.15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363)

  (b) Instruments defining rights of shareholders, incorporated by reference to Exhibit No. 4(e) to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1994 (File No. 33-22363).

 5.(a) Management Agreement between the Registrant and Prudential Mutual
    Fund Management, Inc. Incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

  (b) Subadvisory Agreement between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation. Incorporated by reference to Exhibit No. 5(b) to Post-Effective Amendment No. 17 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

 6. Restated Distribution Agreement, incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 14 to the Registration
    Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).

 7. Not Applicable.

 8. Custodian Contract between the Registrant and State Street Bank and Trust Company.*

 9. Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.*

10. Opinion of Shereff, Friedman, Hoffman & Goodman, LLP.*

11. Consent of Independent Accountants.*

12. Not Applicable.

13. Not Applicable.

14. Not Applicable.

15. (a) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class A Shares) (Municipal Income Portfolio). Incorporated by reference to Exhibit 15(a) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

  (b) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (Class B Shares) (Municipal Income Portfolio). Incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

  (c) Distribution and Service Plan for Class A shares (Income
    Portfolio). Incorporated by reference to Exhibit No. 15(c) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

  (d) Distribution and Service Plan for Class B shares (Income
    Portfolio). Incorporated by reference to Exhibit No. 15(d) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-
    1A filed via EDGAR on February 28, 1995 (File No. 33-22363).
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EXHIBIT
 NO.                                                                      PAGE
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  (e) Distribution and Service Plan for Class C shares (Municipal Income
    Portfolio). Incorporated by reference to Exhibit 15(h) to Post-
    Effective Amendment No. 10 to the Registration Statement filed on
    Form N-1A via EDGAR on May 12, 1994 (File No. 33-22363).

  (f) Distribution and Service Plan for Class C shares (Income
    Portfolio). Incorporated by reference to Exhibit No. 15(f) to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed via EDGAR on February 28, 1995 (File No. 33-22363).

16. (a) Schedule of Computation of Performance Quotations relating to Average Annual Total Return*.

  (b) Schedule of Computation of Performance Quotations relating to Aggregate Total Return. Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 15 to the Registration Statement filed on Form N-1A via EDGAR on March 3, 1997 (File No. 33-22363).

17. Financial Data Schedules.*

18. Rule 18f-3 Plan. Incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A filed via EDGAR on December 9, 1996 (File No. 33-22363).
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* Filed herewith.